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                           LOAN AND SECURITY AGREEMENT

                              DATED: April 4, 1996

                                 BY AND BETWEEN

                       NATURAL GAS VEHICLE SYSTEMS, INC.,
                             A Delaware Corporation,
                                    Borrower

                                      -And-

                                  PAUL S. DOPP,
                                     Lender

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

     THIS LOAN AND SECURITY AGREEMENT (together with any written amendments, supplements or modifications hereof or hereto from time to time, hereinafter referred to as this "Agreement"), is dated as of April 4, 1996, by and between NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation, having its principal place of business at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") and PAUL S DOPP, residing at 58 Lyons Place, Basking Ridge, New Jersey 07920 (together with his heirs and assigns, hereinafter referred to as the "Lender").

                                   WITNESSETH

     WHEREAS, the Borrower has requested that the Lender provide it with a loan in the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) (hereinafter referred to as the "Loan"); and

     WHEREAS, the Lender has agreed to make the Loan in accordance with the terms and provisions of this Agreement and evidenced by that certain Promissory Note dated on the Closing Date (hereinafter defined) in the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00)(hereinafter referred to as the "Note").

     NOW, THEREFORE, in consideration of the Lender's willingness to make the Loan to the Borrower, and the Borrower's willingness to perform the duties of payment and performance set forth in this Agreement, as well as the mutual promises and covenants set forth herein, and desiring to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE I - DEFINITIONS

     In this Agreement, unless a different meaning clearly appears from the context, the following terms shall have the meanings herein specified:

     "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time and any successor statute or statutes.

     "Borrower" shall have the meaning provided in the Preamble of this Agreement.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in New Jersey a legal holiday or a day on which banking institutions are authorized or required by law-or other government action to close.

     "Closing Date" shall mean the date on which this Agreement is executed and delivered by the Lender and the Borrower.


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

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all regulations, pronouncements or rulings issued in connection therewith.

     "Collateral" means that certain three-roller "Leifeld" flow forming machine, Model Number Leico St-65-132-CNC, owned by the Borrower.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Event of Default" shall have the meaning provided in Section 7.1 of this Agreement.

     "Fiscal Year" means, with respect to the Borrower, each twelve month period ending on the 31st day of each December arising during the term of the Loan.

     "GAAP" shall mean United States generally accepted accounting principles as in effect from time to time.

     "Indebtedness" includes all items that in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which debt is to be determined, or to which reference should be made by footnotes thereto, but also includes reimbursement obligations, guaranties, endorsements (other than endorsements for collection or deposit in the ordinary course of business), and other contingent obligations in respect of, or to purchase or otherwise acquire or advance funds on account of or otherwise service, obligations of others.

     "Interest Rate" means twelve percent (12%) per annum.

     "Lien" shall mean any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect an any of the foregoing and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

     "Loan Documents" means this Agreement, together with all Schedules hereto, the Note, and all other documents or instruments executed and/or delivered by either Borrower or Lender, or both, hereunder or thereunder or in connection herewith or therewith from time to time.

     "Material Adverse Effect" shall mean a material adverse effect upon (i) the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform, or of the Lender to enforce, any of the Obligations.


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     "Obligations" means (A) the full and timely payment of all amounts due under the Note and the other Loan Documents, when and as same shall become due in accordance with the terms hereof and thereof; and (B) the due and timely performance of all obligations and observance of all covenants of the Borrower thereunder and under the Note; and (C) the full and timely payment by Borrower of all amounts due under any document, instrument, or agreement executed in connection therewith.

     "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

     "Subsidiary" of any Person shall mean and include (i) any corporation, 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, or (ii) any partnership, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner or has a 50% or more equity interest at the time.

     "Termination Date" shall mean the earlier of December 31, 1996 or the date of the Lender's written notice to the Borrower that a Default or Event of Default has occurred under any of the Loan Documents.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction from time to time.

                              ARTICLE II - THE LOAN

     Section 2.1. The Loan. Subject to the terms and conditions hereof, the Lender agrees to make the Loan to the Borrower on the Closing Date. The principal amount of the Loan, together with accrued interest thereon at the rate set forth hereinabove, shall be repaid in the following manner:

     a. Commencing on May 1, 1996, and continuing thereafter on the first (1st) day of each succeeding calendar month (hereinafter the "Monthly Payment Date"), through and including December 1, 1996, the Borrower shall make payments of interest only, at the rate described hereinabove on the unpaid principal amount of the Loan.

     b. Thereafter on December 31, 1996 (hereinafter referred to as the "Balloon Payment Date") the Borrower shall make a final monthly payment consisting of the entire principal amount of the Loan together with accrued interest thereon calculated based on the rate of interest described above from the previous Monthly Payment Date through and including the Balloon Payment Date.

     Section 2.2. Cross Collateral/Cross Default. The Borrower acknowledges and agrees that, in consideration of the Loan and such other financial accommodations as the Lender may make to the Borrower in the future, the Collateral granted by the Borrower hereunder shall serve to collateralize


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any and all other Indebtedness of the Borrower to the Lender, whether presently existing or hereafter arising; and the parties further agree that: (i) an "Event of Default" within the meaning of any loan agreement, note, security agreement or other document or instrument relating to any other Indebtedness of the Borrower to the Lender, whether presently existing or hereafter arising, shall constitute an "Event of Default" hereunder and under the Loan Documents; and
(ii) that an "Event of Default" hereunder or under any of the Loan Documents, or any other documents or instrument executed and delivered by the Borrower to the Lender in connection therewith, shall constitute an "Event of Default" within the meaning of any such other loan agreement, note, security agreement or other document or instrument.

     Section 2.3. Method and Place of Payment. (A) Except as otherwise specifically provided in Section 2.1 hereof; all payments under this Agreement and the Note shall be made to the Lender on the date when due and shall be made in lawful money of the United States of America in immediately available funds to the Lender's office.

     (B) Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension or, at the election of the Borrower, the Borrower may make such payment on the last Business Day preceding such non-Business Day and the applicable interest payments shall be calculated with respect to such Business Day.

     (C) All payments made by the Borrower hereunder and under the other Loan Documents shall be made irrespective of, and without any reduction for, any set off or counterclaims.

     Section 2.4. Payment of Fee. As additional consideration for the making of the Loan, Borrower shall pay to Lender a fee in the amount of $30,000.00. Said fee shall be paid to the Lender by the Borrower by the Borrower's issuance to Lender by overnight express delivery service immediately after receipt by the Borrower of the proceeds of the Loan of a business check payable to the order of the Lender in the amount of the aforesaid fee. In addition, Borrower shall pay the reasonable legal fees and disbursements of Robinson, St. John and Wayne, counsel to Lender, by issuance to said firm of by overnight express delivery service immediately after receipt by the Borrower of the proceeds of the Loan of a business check payable to the order of Robinson, St. John and Wayne in the amount of such fees and disbursements.

                          ARTICLE III - THE COLLATERAL

     Section 3.1. The Collateral. As collateral security for the due and punctual payment of the Note and the performance by the Borrower of all of its Obligations to the Lender under this Agreement and each of the Loan Documents; and as collateral security for the Borrower's repayment of all sums due, and performance of all acts required, under any other loan and security agreement, note, or other document or instrument relating to any other Indebtedness of the Borrower to the


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Lender, whether presently existing or hereafter arising, the Borrower hereby grants to the Lender a first priority, security interest and lien in and to the Collateral.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement, the Borrower makes the following representations and warranties as of the Closing Date which shall survive the execution and delivery of this Agreement and the Note.

     Section 4.1. Corporate Status. The Borrower (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage, and (iii) has duly qualified and is authorized to do, business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.

     Section 4.2. Power and Authority. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents and has taken any necessary corporate action to authorize the execution, delivery and performance by it of such Loan Documents. The Borrower has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

     Section 4.3. No Violation. Neither the execution, delivery or performance by the Borrower of the Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (except pursuant hereto) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the Certificate of Incorporation and By-Laws of the Borrower.

     Section 4.4. Litigation. There are no actions, suits or proceedings pending or threatened (i) with respect to the Loan Documents, (ii) the making or the borrowing of the Loan contemplated in the Loan Documents, or (iii) that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 4.5. Security Interest and Lien. This Agreement creates, as security for the Obligations, a valid and enforceable security interest in and a Lien on the Collateral, in favor of the


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Lender, and subject to no other security interest and Lien other than those set forth on Schedule 1 hereto. The security interest in and Lien on the Collateral in favor of the Lender are superior to and prior to the rights of all third parties except as set forth on Schedule 1 hereto. No further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interest and Lien.

     Section 4.6. Tax Returns and Payments. The Borrower has filed all tax returns required to be filed by it and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent or those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings.

     Section 4.7. No Default. The Borrower is not in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound.

     Section 4.8. Licenses, etc. The Borrower has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary or useful for the operation of its businesses as presently conducted.

     Section 4.9. Compliance with Law. The Borrower is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees.

     Section 4.10. No Liens. No Lien exists upon any of the Collateral except for the prior Liens listed on Schedule 1 granted by the Borrower to the Persons listed thereon.

     Section 4.11. Financials. The audited financial statements of the Borrower dated December 31, 1994, and the unaudited monthly financial statements of the Borrower dated January 31, 1996 and February 29, 1996, attached hereto as Exhibits 4.11(A), (B) and (C) respectively (1) fairly and accurately present the financial position and results of operations of the as of and for the periods indicated, and (2) reflect all of the Borrowers' material liabilities as of such date.

                              ARTICLE V - COVENANTS

     Section 5.1. Information Covenants, The Borrower will furnish to the
Lender:

     (A) Notice of Default or Litigation. Promptly and in any event within two
(2) Business Days after the Borrower obtained knowledge thereof, notice of (i) the occurrence of any Default or Event of Default, (ii) any litigation or governmental proceeding pending or threatened against the Borrower which could reasonably be expected to result in a Material Adverse Effect, and (iii) any


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other event, act or condition which could reasonably be expected to result in a
Material Adverse Effect.

     (B) Monthly Financials. As soon as available and in any event within thirty
(30) days after the end of each of monthly period, a balance sheet of the Borrower as of the end of such period, and financial statements of the Borrower for such period, all in reasonable detail and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower;

     (C) Annual financial statements. As soon as available the audited financial statements and balance sheets of the Borrower for fiscal year ending December 31, 1995 all in reasonable detail and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower;

     (D) Other Information. From time to time, such other information or documents (financial or otherwise) as the Lender may reasonably request.

     Section 5.2. Maintenance of Insurance. The Borrower shall at all times during the term of this Agreement, maintain insurance on the property and assets of the Borrower with insurance companies then having a "Best's" rating of A+ or better or by companies otherwise satisfactory to the Lender, and in all cases licensed to do business in the State of California in such amounts, in such manner, and against such loss, damage or liability (including liability to third parties), as is customary with companies in the same or similar business and located in the same or similar areas. In all cases, insurance shall include:

     (i) Public liability insurance insuring against any and all liability or claims of liability arising out of; occasioned by, or resulting from any accident or otherwise resulting in or about any premises occupied by the Borrower, or resulting from any business activities conducted by the Borrower, in a minimum amount of $1,000,000.00.

     (ii) Property damage and broad form fire and extended coverage insurance in an amount not less than 100% of the full replacement cost of its principal place of business located in Long Beach, California, without depreciation and as to the Collateral and all of its other assets in an amount not less than $1,000,000.00 of primary coverage without deduction for depreciation or obsolescence, and insurance insuring against such other hazards, casualties and contingencies as the Lender may require;

    (iii) Necessary worker's compensation insurance and any insurance that may be required by law; and


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     (iv) Business interruption insurance.

     Such insurance coverage may be affected under overall blanket or excess coverage policies of the Borrower and shall be for amounts sufficient to prevent the Borrower from being co-insurers within the terms of such policy. Each insurance policy maintained pursuant to this Section 5.2 other than public liability and working compensation insurance policies shall name the Lender as loss payee and additional insured, and Borrower shall provide an ACCORD Certificate of Insurance to Lender within fifteen (15) days of the Closing Date which evidences such loss payee and additional insured status in favor of Lender. At least thirty (30) days prior to the expiration of any such policy, the Borrower shall furnish evidence satisfactory to the Lender that such policy has been renewed or replaced.

     In the event of any loss or damage to or taking or condemnation of Collateral, the proceeds of any insurance policy or condemnation award covering the same shall, as to their disposition, be and become the sole property and asset of the Lender, which shall have sole dominion and control thereof, and at the option of the Lender, shall be applied (1) to pay for the cost of making such repairs, restorations, reconstructions or replacements of the Collateral involved as are necessary to repair, restore or reconstruct said assets to substantially their condition immediately prior to such event or to a condition of at least equivalent value; or (2) prepay all or, to the extent that proceeds are insufficient to prepay all, to prepay a portion of the principal balance of the Loan together with all accrued interest thereon. Any such prepayment of the Note shall be applied first to accrued interest and then to principal. In the event of a public liability occurrence, the proceeds of any insurance policy covering the same shall be applied toward satisfaction of any liability resulting from such occurrence.

     Section 5.3. Certain Meetings. So long as the principal indebtedness evidenced by the Note shall be outstanding, Borrower shall invite Lender to attend every meeting of the Finance Committee and the Board of Directors of the Borrower and shall provide Lender with the same notice as provided to Board or Committee members for such purpose. In connection therewith, Lender shall execute and deliver for the benefit of the Corporation such undertakings and agreements as to confidentiality with respect to matters discussed or materials disclosed at any such meetings as may be requested from time to time by Borrower.

                         ARTICLE VI - NEGATIVE COVENANTS

     The Borrower covenants and agrees that on and after the Closing Date until the Obligations have been indefeasibly paid in full:

     Section 6.1. Restriction on Fundamental Changes. Borrower will not, and will not permit any Subsidiary to: (A) make any substantial change in its present business or engage in any activities apart from its present business;
(B) dissolve, merge or consolidate with or into any corporation or otherwise change its identity or corporate structure; (C) sell, lease, transfer, or otherwise dispose of all or any substantial part of its assets (except in the ordinary course of business), whether now owned


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or hereafter acquired; or (D) change its corporate name or the use of any trade names; or (E) change its chief executive office; or (F) change the location of the Collateral.

     Section 6.2. Leases; Capital Expenditures: Investments. Borrower shall not, and will not permit any Subsidiary to: (A) create, incur, assume, or suffer to exist any lease obligation other than lease obligations incurred in the ordinary course of business of Borrower and its Subsidiaries; (B) make any investment in, or make any loan or advance to, any person, partnership, or corporation, including officers, stockholders, or directors of Borrower; (C) purchase or otherwise invest in or hold securities, nonoperating real estate, or other nonoperating assets, except direct obligations of the United States of America or certificates of deposit or equivalent securities issued by Lender; or (D) purchase or acquire obligations owed by others.

     Section 6.3. Certain Restrictions. The Borrower shall not, and shall not permit any Subsidiary or any Person controlling the Borrower to enter into any agreement (other than the Loan Documents) which restricts the ability of the Borrower or any Subsidiary to: (A) enter into amendments, modifications or waivers of the Loan Documents, (B) sell, transfer or otherwise dispose of its assets, (C) create, incur, assume or suffer to exit any Lien upon any of its property, (D) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness, or (E) pay any dividend.

     Section 6.4. Year; Fiscal Quarter. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its Fiscal Year or any of its fiscal quarters,

                         ARTICLE VII - EVENTS OF DEFAULT

     Section 7.1. Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation or law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

     (A) Failure to Make Payments. The Borrower shall default in the payment when due of any interest or principal on the Loan or in the payment when due of any other amounts owing hereunder.

     (B) Breach of Representation or Warranty. Any representation or warranty made by the Borrower herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made.

     (C) Default Under Other Agreements. (i) The Borrower shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Indebtedness (other than the Obligations), or the Borrower shall default in the performance or observance of any obligation or condition with respect to any


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

Indebtedness, or any other event shall occur or condition shall exist, if the effect of such default, event or condition is to accelerate the maturity of any Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment; or (ii) any default or event of default shall occur under any Agreement to which the Borrower is a party.

     (D) Bankruptcy, etc. (i) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against the Borrower and the petition is not controverted within ten
(10) days, or is not dismissed within thirty (30) days, after commencement of the case; or (iii) custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the Collateral or other property of the Borrower or the Borrower commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief for debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such proceeding which remains undismissed for a period of thirty (30) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) the Borrower is adjudicated insolvent or bankrupt; or (vi) the Borrower suffers any appointment of any custodian or the like for its or any substantial part of its property to continue undischarged or unstayed for a period of thirty (30) days; or (vii) the Borrower makes a general assignment for the benefit of creditors; or (viii) the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) the Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (x) the Borrower shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by the Borrower for the purpose of effecting any of the foregoing.

     (E) Security. The security interest or Lien granted by the Borrower to the Lender shall for any reason cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby including, without limitation, a perfected. priority security interest in, and Lien on, all of the Collateral in accordance with the terms thereof.

     (F) Judgment. One or more judgments or decrees in an aggregate amount of $25,000 or more shall be entered by a court or courts of competent jurisdiction against the Borrower (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage without reservation of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days, or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

     (G) If in the Lender's reasonable judgment, the value of the Collateral so substantially deteriorates or diminishes, that the Lender reasonably deems the Obligations to be inadequately secured and Borrower, within two (2) days of notice by the Lender, neither (i) provides additional collateral, nor (ii) reduces the amount of the Obligation. Which action, in either such event, is satisfactory to the Lender.

     (H) Any loss, theft, or destruction of, or damage to, any substantial portion of the Collateral for which there is either no insurance coverage or for which, in the opinion of Lender, there is insufficient insurance coverage.

     (I) Occurrence of any Material Adverse Change in the business operations, properties or financial condition of Borrower or any Subsidiary.

     (J) Any levy, seizure or attachment upon any collateral by any third party.

     (K) Borrower shall in any material respect fail to comply with any statute, rule, regulation, ordinance, order or any law or judicial decree regarding Borrower or is premises or assets.

     Section 7.2. Rights and Remedies.

     (A) Upon the occurrence of any Event of Default, the principal balance of the Loan and any and all accrued interest thereon and any and all accrued fees and other Obligations shall automatically become immediately due and payable, all without presentment, demand, or protest or other requirements of any kind.

     (B) Borrower agrees that if an Event of Default hereunder or under the Note or under any Loan Document shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or which may otherwise be available, the Lender may without any further demand, advertisement or notice (except as expressly provided for below or as may be required by mandatory provisions of law), exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral), and in addition: (i) may apply the moneys, if any, then held by or on behalf of it as part of the Collateral to the Obligations, and (ii) may sell or otherwise dispose of the Collateral, or any part thereof, as hereinafter provided. Upon ten (10) days prior written notice to the Borrower, which notice Borrower acknowledges is sufficient, proper, and commercially reasonable, sell, lease or otherwise dispose of the Collateral, at any time and from time to time, in whole or in part, at public or private sale, without advertisement or notice of sale, all of which are hereby waived and apply the proceeds of any such sale: (x) first, to the expenses of the Lender in preparing the Collateral for sale, selling and the like, including, without limitation, reasonable attorneys' fees and expenses incurred by the Lender (including fees and expenses of any litigation incident to the foregoing); (y) second, to the complete satisfaction of all of the Obligations together with all interest accrued thereon; and (z) then, to pay any excess to the Borrower. Borrower hereby waives the benefit of any marshalling statute or similar legal doctrine and agree that the Lender may exercise its rights against the Collateral and apply the proceeds thereof to any of the Obligations in any order which the Lender, in its sole discretion, deems appropriate.

     Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, at the expense of the Borrower, to enforce collection of any amounts payable under any agreement, instrument or other obligation, to instruct the obligor or obligors on any such agreement, instrument or obligation to make any payment required by the terms of such instrument or agreement directly to the Lender and require payment to the Lender of all such amounts, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as the Borrower might have done. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall, upon the instruction of the Lender, instruct the obligor or obligors on each such agreement, instrument or obligation to make any such payment to the Lender.

     (C) The Borrower agrees to pay all costs of the Lender (including, without limitation, attorneys' fees, expenses and disbursements) incurred in connection with the collection of the Obligations and the enforcement by the Lender of its rights hereunder.

     Section 7.3. Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under any other Loan Document now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereto.

     Section 7.4. Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Borrower and the Lender shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

                          ARTICLE VIII - MISCELLANEOUS

     Section 8.1. No Agreement as to Future Borrowing. The Lender expressly acknowledges and agrees that the Borrower's performance of its Obligations hereunder or under any Loan Document shall not give rise to any claim by the Lender or any third-party based on contract, implied contract, reliance or any other foundation in law or in equity that the Borrower shall be obligated to consummate or engage in negotiations for any borrowing or other transaction with the Lender, International Asset Recovery ("IAR"), any respective successor, assign or subsidiary of the Lender or IAR, or other third-party.

     Section 8.2. Payment of Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, the creation, perfection or protection of the Lender's Lien in the Collateral (including, without limitation, reasonable fees and expenses for lien searches and filing and recording fees), any amendment, waiver or consent relating to any of the Loan Documents (including, without limitation, reasonable fees and expenses for lien searches and filing and recording fees), any amendment, waiver of consent relating to any of the Loan Documents (including, without limitation, as to each of the foregoing, the reasonable fees and disbursements of counsel to the Lender any other consultants, advisors and attorneys retained by the Lender, including such counsel as shall be an employee of the Lender or an affiliate of the Lender) and of the Lender in connection with the preservation of rights under, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the fees and disbursements of counsel for the Lender).

     Section 8.3. Notices. Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, and sent by first-class, postage prepaid, by overnight courier, or by hand, addressed in each case to Lender or to Borrower at their respective address herein, or to such other address as either party shall designate for itself in writing to the other party.

     Section 8.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Note and their respective successors, heirs and assigns, except that neither party to this Agreement may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

     Section 8.5. Amendments and Waivers. The provisions of this Agreement or any other Loan Document may only be amended, supplemented, modified, waived, discharged or terminated by an instrument in writing (and not orally) signed by all parties hereto.

     Section 8.6. Certain Performances. If Borrower fails to perform any agreement contained herein, the Lender may upon the occurrence and continuance of any Event of Default itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Borrower on demand. It is expressly agreed, anything contained herein or in any other Loan Document to the contrary notwithstanding, that the Borrower shall remain liable to perform all of the obligations assumed by it with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the Obligations of the Borrower under or with respect to any Collateral. The Lender shall not have any duty to take any steps to preserve rights against prior parties with respect to any instruments or chattel paper.

     Section 8.7. Law; Submission to Jurisdiction.

     (A) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE

CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY.

     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW JERSEY OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE PREAMBLE ABOVE, THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, NOTHING HEREIN SHALL EFFECT THE RIGHT OF THE LENDER OR ANY HOLDER OF THE NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     Section 8.8. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instruments.

     Section 8.9. Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to the Lender.

     Section 8.10. Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.11. Marshalling Recapture. The Lender shall not be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent the Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid, and is repaid, by the Lender to such Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the Obligations of the Borrower to the Lender as of the date such initial payment, reduction or satisfaction occurred.

     Section 8.12. Severability. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 8.13. Survival. All indemnities set forth herein, including without limitation as set forth in Section 7.2, shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Loan hereunder.

     Section 8.14. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                           Borrower:

                                           NATURAL GAS VEHICLE SYSTEMS, INC.


                                           By: /s/ John N. Bacon
                                               -----------------------------
                                                   John Bacon, President

                                           Lender:

                                           PAUL S. DOPP


                                           By: /s/ Paul S. Dopp
                                               -----------------------------

                                   SCHEDULE 1
                           SECURITY INTEREST AND LIENS

     Borrower granted a security interest to Caithness Corporation, a Delaware corporation, in all of the machinery, equipment and accounts receivable of the Borrower. Simultaneously with the closing of this Loan, Borrower will file a UCC-2 financing statement with the Secretary of State of California for the release of the security interest in the Collateral.

                                   SCHEDULE 2
                                  INDEBTEDNESS

     Loan and Security Agreement dated as of March 8, 1996 by and between Borrower and Caithness Corporation evidencing Borrower's obligation to Caithness Corporation which obligation is contingent on a draw by Aluminum Company of America ("ALCOA") on that certain letter of credit issued by the Bank of New York on account Borrower for the benefit of ALCOA.

                      [Letterhead of KPMG Peat Marwick LLP]

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Natural Gas Vehicle Systems Inc.:


We have audited the accompanying consolidated balance sheets of Natural Gas Vehicle Systems Inc. and subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of operations, shareholders' equity (deficiency) and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We do not audit the financial statements of NGV Technology Center LLP, a 50% owned subsidiary, which statements reflect total assets and revenues constituting 13 percent and 17 percent, respectively, of the related consolidated totals as of and for the year ended December 31, 1994. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for NGV Technology Center LLP, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Natural Gas Vehicle Systems Inc. and subsidiaries as of December 31, 1994 and 1993 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company's recurring losses from operations raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                            /s/ KPMG Peat Marwick LLP

February 20, 1995

                                                                 Exhibit 4.11(A)

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES
                           Consolidated Balance Sheets

                           December 31, 1994 and 1993

                                     Assets                     1994            1993
                                                            ------------    ------------
Current assets:
  Cash                                                      $    132,236         671,367
  Accounts receivable, net of allowance
   for doubtful accounts of $120,950 and
   $243,001 as of December 31, 1994 and 1993, respectively     1,503,611       1,470,870
  Due from related parties (note 9)                               90,389         621,224
  Inventories (note 4)                                         1,905,094       2,709,238
  Other current assets                                           325,443         231,474
                                                            ------------    ------------
  Total current assets                                         3,956,773       5,704,173
Property and equipment, net (note 5)                           4,710,898       4,528,539
Other assets                                                     243,867         393,884
                                                            ------------    ------------
                                                            $  8,911,538      10,626,596
                                                            ============    ============

               Liabilities and Shareholders' Equity (Deficiency)

Current liabilities:
  Notes payable to bank (note 6)                            $    355,000         150,000
  Current portion of long-term debt (note 7)                     115,085         140,656
  Note payable - other (note 9)                                  175,000          80,000
  Note payable to related parties (note 9)                       200,000            --
  Accounts payable                                             2,087,995       1,694,524
  Accrued expenses                                             1,608,576         801,778
  Accrued restructuring costs (note 14)                          300,000            --
                                                            ------------    ------------
          Total current liabilities                            4,841,656       2,866,958
                                                            ------------    ------------
Long-term debt, less current portion (note 7)                  3,102,269       3,214,543
Long-term notes payable to related parties (note 9)            2,015,769            --
Minority interests                                             1,142,182         853,314

Shareholders' equity (deficiency) (note 10):
   Preferred stock, $5 par value. Authorized
    50,000 shares; none issued and outstanding                      --              --
   Common stock, $.01 par value. Authorized
    20,000,000 shares; issued and outstanding
    3,576,584 and 3,520,834 shares as of
    December 31, 1994 and 1993, respectively                      35,765          35,208
  Additional paid-in capital                                  13,873,768      13,489,326
  Accumulated deficit                                        (16,099,871)     (9,832,753)
                                                            ------------    ------------
          Net shareholders' equity (deficiency)               (2,190,338)      3,691,781
Commitments (note 13)
                                                            ------------    ------------
                                                            $  8,911,538      10,626,596
                                                            ============    ============

See accompanying notes to consolidated financial statements.

                         NATURAL GAS VEHICLE SYSTEMS INC
                                AND SUBSIDIARIES

                      Consolidated Statements of Operations
                     Years Ended December 31, 1994 and 1993

                                                                1994            1993
                                                            ------------    ------------
Net sales (note 9)                                         $  8,938,296        9,424,055

Operating costs and expenses (note 9):
  Cost of sales                                              10,178,860        8,870,511
  Research and development                                      713,875          806,721
  Selling                                                       935,375          702,286
  General and administrative                                  3,546,922        2,574,895
  Restructuring charge (note 14)                                482,100             --
                                                            ------------    ------------

        Loss from operations                                 (6,918,836)      (3,530,358)
                                                           ------------     ------------

Other income (expense):
  Interest income earned from related parties                    13,509           32,566
  Interest expense, net                                        (375,205)        (234,772)
  Other income (expense), net                                    (1,976)          15,088
                                                           ------------     ------------
                                                               (363,672)        (187,118)
                                                           ------------     ------------
        Loss before income taxes
         and minority interests                              (7,282,508)      (3,717,476)
Income taxes (note 8)                                              --               --
                                                            ------------    ------------

        Loss before minority interests                       (7,282,508)      (3,717,476)

Minority interests in net losses of subsidiaries              1,015,390          714,977
                                                           ------------     ------------
        Net loss                                           $ (6,267,118)      (3,002,499)
                                                           ============     ============

See accompanying notes to consolidated financial statements.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                     Years ended December 31, 1994 and 1993

                                                              1994           1993
                                                           -----------    -----------
Cash flows from operating activities:
   Net loss                                                $(6,267,118)    (3,002,499)
   Adjustments to reconcile net loss to net cash used in
    operating activities:
     Depreciation and amortization                             648,041        663,534
     Minority interests in net loss of subsidiaries         (1,015,390)      (714,977)
     Allowance for doubtful accounts                          (122,091)       232,427
     Changes in assets and liabilities:
       Accounts receivable                                      89,350       (728,861)
       Due from related parties                                530,835       (621,224)
       Inventories                                             804,144        266,427
       Other current assets                                    (93,969)      (203,309)
       Other assets                                            150,017       (151,727)
       Accounts payable                                        393,471       (952,667)
       Accrued expenses                                        806,798        575,102
       Accrued restructuring costs                             300,000           --
       Due to Caithness/NCF Company                               --         (282,333)
                                                           -----------    -----------

              Net cash used in operating activities         (3,775,912)    (4,920,150)
                                                           -----------    -----------
Cash flows from investing activities - purchase of
 property and equipment                                       (830,400)    (1,124,624)
                                                           -----------    -----------

Cash flows from financing activities:
   Proceeds from sales of common stock                         384,999      3,537,412
   Proceeds from issuance of notes
    payable - related parties                                2,215,769           --
   Proceeds from issuance of long-term debt                       --        3,044,082
   Contribution by minority interests                        1,304,258        812,697
   Borrowings from banking                                     365,000        150,000
   Proceeds from issuance of notes payable-other                95,000         80,000
   Payment on long term debt                                  (160,000)        (7,336)
   Payments on borrowings from notes payable to bank          (137,845)      (768,000)
   Payment on note payable - other                                --         (200,000)
                                                           -----------    -----------
              Net cash provided by financing activities      4,067,181      6,648,855
                                                           -----------    -----------
              Net increase (decrease) in cash                 (539,131)       604,081
Cash at beginning of year                                      671,367         67,286
                                                           -----------    -----------
Cash at end of year                                          $ l32,236        671,367
                                                           ===========    ===========

Supplemental disclosures of cash flow
 information - cash paid during the year
 for interest                                              $    51,000        134,000
                                                           ===========    ===========

See accompanying notes to consolidated financial statements.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                           December 31, 1994 and 1993

(1)  Business

     Natural Gas Vehicle Systems, Inc. and subsidiaries (the Company) manufactures cylinders and distributes other products used in the conversion of gasoline-powered vehicles to natural gas-powered vehicles. The Company also sets up joint ventures with utility companies to convert vehicles to using natural gas fueled engines and perform laboratory testing of vehicular emissions.

(2)  Basis of Presentation

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and expects to continue to incur losses for the foreseeable future due to the significant costs incurred in connection with manufacturing and marketing its products. In addition, the Company intends to conduct research and development activities to develop new technology applications. Management's plans are to reorganize and streamline its existing operations and seek additional financing from outside sources. Success of future operations is dependent upon, among other things, the Company's ability to execute its plan. The Company is subject to all of the risks inherent in new business enterprises and the likelihood of the success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with a new business. These matters raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

(3)  Summary of Significant Accounting Policies

     Principles of Consolidation

     The consolidated financial statements include the accounts of Natural Gas Vehicle Systems Inc. (NGVSI), its wholly owned subsidiary, NGV Development, Inc., its 50%-owned joint ventures, NGV Technology Centers, LLP. (NGV Technology Center) and NGV Ecotrans Technology Center (NGV Ecotrans), and its 33.33%-owned joint venture, NGV Southeast Technology Center (NGV Southeast) (collectively, "Company"). The Company consolidates its investments in joint ventures because management believes that the Company exercises control through its ownership. Further, the joint ventures purchase substantially all products from the Company. All material intercompany accounts and transactions have been eliminated in consolidation.

     Inventories

     Inventories are stated at the lower end of cost (first-in, first-out) or market.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

     Property and Equipment

     Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets as follow:

        Machinery and equipment   10 to 15 years
        Furniture and fixtures    3 to 5 years
        Tools and dies            5 years
        Leasehold improvements    Shorter of estimated useful life or lease term
        Trucks                    5 years

     Income Taxes

     The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109 (SFAS No 109), "Accounting for Income Taxes." Under the asset and liability method of SFAS No. 109, deferred income taxes reflect the impact of "temporary differences" between assets and liabilities for financial reporting purpose as such amounts are measured by tax laws and regulations.

     Reclassifications

     Certain reclassifications have been made to the 1993 financial statements in order to conform with the current year's presentation.

(4)  Inventories

     Inventories at December 31, 1994 and 1993 are summarized as follows:

                                             1994                1993
                                          ----------          ---------
         Raw materials                    $  106,941            804,631
         Work in process                     349,760            357,508
         Finished goods                    1,448,393          1,547,099
                                          ----------          ---------
                                          $1,905,094          2,709,238
                                          ==========          =========

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

(5)  Property and Equipment

     Property and equipment at December 31, 1994 and 1993, at cost, consists of the following:

                                             1994                1993
                                          ----------          ---------
         Machinery and equipment          $5,469,438          4,284,236
         Furniture and fixtures              310,187            307,145
         Tools and dies                      278,691            419,888
         Leasehold improvements              289,354            324,519
         Trucks                               86,923             86,923
         Construction in progress            103,000            403,880
                                          ----------          ---------
                                           6,537,593          5,826,591
         Less accumulated depreciation
          and amortization                (1,826,695)        (1,298,052)
                                          ----------          ---------
                                          $4,710,898          4,528,539
                                          ==========          =========

(6)  Notes Payable to Bank

     Notes payable to bank consists of NGVSI's note payable of $245,000 and NGV Technology Center's promissory note of $110,000 as of December 31, 1994.

     The Company has a credit agreement with its bank that provides for a revolving line of credit of $245,000 collateralized by a $250,000 standby letter of credit provided by a shareholder and all of the assets the Company. Borrowings under the revolving line of credit bear interest at prime rate (prime rate was 8.5% at December 31, 1994) and are secured by 100% of the outstanding borrowings under the line of credit of $245,000.

     As part of the credit agreement, the Company granted warrants to its bank. Such warrants are exercisable into 32,000 shares of preferred stock at $5 per share and 16,000 shares of common stock at $5 per share. The warrants expire in August 1997. The value of the warrants was not considered material when issued. The credit agreement expires on May 31, 1995.

     NGV Technology Center has a promissory note of $110,000 with a bank bearing interest at prime rate (prime rate was 8.5% at December 31, 1994) plus 2%, secured by accounts receivable and inventory. This note is payable in monthly installments of $10,000, due on November 15, 1995.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

(7)  Long-term debt

     Long-term debt as of December 31, 1994 and 1993 is summarized as follows:

                                                    1994           1993
                                                -----------     ---------

     Senior subordinated convertible note
        annual interest at 7%, payable
        quarterly, convertible into 133,333
        shares of the Company's common stock
        at $750 per share, due in three equal
        installments of $333,333 in March
        2001, 2002 and 2003                     $ 1,000,000     1,000,000
     Senior subordinated convertible note
        bearing annual interest at 7%,
        payable quarterly, convertible into
        266,667 shares of the Company's
        common stock at $7.50 per share, due
        in three equal installments of
        $666,667 in March 2001, 2002 and
        2003. This note is senior to the
        $1,000,000 note                           2,000,000     2,000,000
     Contracts payable in semiannual
        installments of $50,000 with a final
        installment of $37,500, due
        August 1996                                 187,500       315,268
     Other                                           29,854        39,931
                                                -----------     ---------
                                                  3,217,354     3,355,199
     Less current installments                      115,085       140,656
                                                -----------     ---------
                                                $ 3,102,269     3,214,543
                                                ===========     =========

     The $1,000,000 note holder has warrants to purchase 133,333 shares of common stock at $7.50 per share. The warrants are subject to certain adjustments. No value has been attributed to the warrants outstanding as the impact on the results of operations is considered immaterial to the Company.

(8)  Income Taxes

     Due to the Company's net operating losses, there is no income tax benefit or expense for the years ended December 31, 1994 and 1993.

     At December 31, 1994, the Company had net operating loss carryforwards of approximately $13,200,000 expiring through 2009. The ultimate realization of the net operating loss carryforward will be subject to certain limitations due to any changes in the Company's ownership and will be dependent upon the Company attaining future taxable earnings.

     No benefit has been recorded in the consolidated financial statements for net operating losses as the entire carryforward has been offset by a valuation allowance.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

     If certain substantial changes in the Company's ownership should occur, there would be an annual limitation on the amount of the tax loss carryforward which can be utilized, which could result in a part of such losses expiring before they are used.

(9)  Related Party Transactions

     The Company is affiliated with certain entities through common ownership. There notes payable outstanding to related parties as of December 31, 1993. Notes payable to related parties as of December 31, 1994 are summarized as follows:

     Promissory note to Caithness Composites, bearing
        interest at prime rate (8.5% at December 31, 1994)
        plus 3%, due on December 31, 1997                            $1,225,914
     Promissory note to Caithness NCF L.P. bearing interest
        at prime rate plus 3%, due on December 31, 1997                 499,799
     Promissory note to NCF Industries bearing interest at
        prime rate plus 3%, due on December 31, 1997                    145,028
     Promissory note to Clock Spring Inc., bearing interest
        at prime rate plus 3%, due on December 31, 1997                 145,028
     Promissory note to shareholder, bearing interest at
        13%, due on demand                                              150,000
     Promissory note to shareholder and officer, bearing
        interest at 8.5%, due on demand                                  50,000
                                                                     ----------
                                                                      2,215,769
     Less current portion                                               200,000
                                                                     ----------
                                                                     $2,015,769
                                                                     ==========

     The prime rate was 8.5% at December 31, 1994.

     Amounts receivable from related parties at December 31, 1994 and 1993 were as follows:

                                             1994                 1993
                                            -------              -------
          Caithness/NCF Company             $ 1,868               64,663
          Clock Spring Company               88,521              556,561
                                            -------              -------
                                            $90,389              621,224
                                            =======              =======

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

     These amounts receivable are attributable to an allocation of general and administrative expenses shared by NGVSI and Clock Spring Company, an affiliated company through common ownership, (Clock Spring) based on certain established criteria. Clock Spring moved its operations to Houston, Texas during 1994. The allocated amounts to Clock Spring Company as of December 31, 1994 and 1993 were as follows;

                                             1994                 1993
                                            --------             -------
              Administrative                $208,000             565,800
              Rent                            58,800              52,200
                                            --------             -------
                                            $266,800             638,000
                                            ========             =======

     The Company paid certain fees to shareholders and employees under established royalty agreements. Royalties paid for the years ended December 31, 1994 and 1993 totaled approximately $186,000 and $236,000, respectively.

     NGVSI converted accounts receivable due from NGV Technology Center LLP in the amount of $92,833 to a capital contribution during 1994.

     Econofuel, partner of NGV Technology Center LLP, converted a $50,000 and note and accrued lease obligations of $22,808 into a capital contribution to NGV Technology Center LLP. An affiliated company of Econofuel converted accrued lease payments in the amount of $93,500 to contributed capital to NGV Technology Center LLP during 1993.

     NGV Technology Center LLP had sales of natural gas conversion kits to affiliates of Econofuel during the year totaling $230,911 and $336,435 for the years ended December 31, 1994 and 1993, respectively. At December 31, 1994, NGV Technology Center LLP had accounts receivable and other receivables of $18,272 and $53,931, respectively, from Econofuel and its affiliates and accounts payable of $41,840 to Econofuel and its affiliates. These amounts were $137,349 and $26,949 for accounts receivable and other receivables, respectively, and accounts payable of $49,620 as of December 31, 1993. Such receivables have been included in accounts receivable in the accompanying consolidated balance sheets. NGV Technology Center LLP leases its facilities from an affiliate of Econofuel, which resulted in rental expense for the years ended December 31, 1994 and 1993 of $102,000 and $50,000, respectively. This lease expires on April 30, 1995.

     NGVSI contributed as in-kind, equity contributions inventory totaling $115,934 to NGV Southeast during 1994, while its partners, Sonat NGV Technology, Inc. (Sonat) and Georgia Energy Company (GEC), each made cash contributions of $215,000. NGV Southeast had a demand note to Sonat of $175,000 at December 31, 1994 bearing interest at prime rate. This note is included in the accompanying consolidated balance sheet as note payable other. NGV Southeast had sales of natural gas vehicle conversions to affiliates of GEC during 1994 totaling $173,000.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

     NGV Southeast subleased an office to Atlanta Gas Company, parent of a joint venture partner of NCV Southeast, for a monthly rent of $2,500 under a noncancelable sublease which expires September 30, 1995.

     NGVSI contributed as in-kind, equity contributions lab equipment of $400,000 to NGV Ecotrans during 1994, while its partner, Ecotrans Aftermarket Corporation (EAC), made cash contributions of $801,450. The sales made by NGV Ecotrans to Southern California Gas Company, the parent of EAC, totaled $374,000 and $141,000 for the years ended December 31, 1994 and 1993, respectively.

(10) Stock Option Plan

     The Company has a nonqualified stock option plan for key employees, including directors, and executive officers of the Company. The exercise price of the options is established at the discretion of the Board of Directors. The plan provides that the options are exercisable based on vesting schedules, generally over a five year period. The options expire ten years from the date of grant.

     The Board of Directors has set aside 500,000 shares of the Company's common stock for issuance under the plan. During 1994 and 1993, the Board of Directors granted 210,000 and 205,000 options, respectively, to certain employees at an exercise price of $5 to $6 per share. There were no options exercised in 1994 or 1993, but 42,500 options were canceled during 1994. At December 31, 1994, there were 365,500 options outstanding, all of which are exercisable.

(11) 401(k) Plan

     The Company has a retirement plan under Section 401(k) of the Internal Revenue Code (the 401(k) plan). The terms of the 401(k) plan provide that employees over 21 years of age who were employed as of August 1, 1992 shall be eligible to participate in the p1an. All employees who are hired after August 1, 1992 shall be eligible to participate in the plan if they are 21 over years of age and have completed three consecutive months of eligibility service during which the employee has 250 or more hours of service or one year of eligibility service.

     There were no Company contributions during 1994 or 1993.

(12) Deferred Compensation

     The Company deferred a certain percentage of compensation to its key employees beginning September 18, 1993 and ceased deferring such compensation in November 1994, except for officers of the Company. No deferred compensation has been paid to active employees or officers. Repayment will be dependent upon the Company attaining net income for two consecutive quarters or obtaining substantial outside financing, as defined. The deferred compensation will accrue interest at the prime rate. Upon notification of the Company's intention to pay deferred compensation, employees may elect to purchase the Company's stock at $7.50 a share or receive payments from the Company in six monthly installments. In addition, the Company will grant

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES

              Notes to Consolidated Financial Statements, Continued

     the employees options to purchase an additional share of the Company's stock at an option price of $7.50 per share for each $15 of compensation deferred. The shares of common stock that have been reserved for issuance of options under the compensation deferral program are included in the 500,000 shares referred to in the stock option plan. See note 10.

     As of December 31, 1994 and 1993, deferred compensation was $331,000 and $92,000, respectively, which is included in accrued expenses in the accompanying consolidated financial statements.

(13) Commitments

     The Company and the join venture lease their facilities and various office equipment under operating leases which expire through May 1998. Some annual rental payments are subject to adjustments based on the consumer price index.

     Future minimum rental commitments under three operating leases are summarized as follows:

                            Year ending December 31:

                              1995               $532,000
                              1996                299,000
                              1997                 22,000
                              1998                  2,000
                                                 --------
                                                 $855,000
                                                 ========

     Rent expenses incurred by the Company and its subsidiaries totaled approximately $625,000 and $570,000 during 1994 and 1993, respectively.

(14) Restructuring Charge

     During 1994, the Company implemented a plan to consolidate facilities and reorganize its operations. As a result, the Company recorded a one-time restructuring charge of $482,100 related to severance and relocation costs and the disposal of certain equipment. As of December 31, 1994 an accrual of $300,000 remains for the settlement of certain of these costs.

                        NATURAL GAS VEHICLE SYSTEMS INC.
                                AND SUBSIDIARIES
          Consolidated Statements Of Shareholders' Equity (Deficiency)
                     Years ended December 31, 1994 and 1993

                                                                                            Net
                                     Common Stock           Additional                 shareholders'
                               -------------------------     paid-in     Accumulated       equity
                                 Shares        Amount        capital       deficit      (deficiency)
                               -----------   -----------   -----------   -----------    -----------
Balance at December 31, 1992     3,000,000   $    30,000     9,957,122    (6,830,254)     3,156,868
Issuance of common stock           520,834         5,208     3,532,204          --        3,537,412
Net loss                              --            --            --      (3,002,499)    (3,002,499)
                               -----------   -----------   -----------   -----------    -----------
Balance at December 31, 1993     3,520,834        35,208    13,489,326    (9,832,753)     3,691,781
Issuance of common stock            55,750           557       384,442          --          384,999
Net loss                              --            --            --      (6,267,118)    (6,267,118)
                               -----------   -----------   -----------   -----------    -----------
Balance at December 31, 1994     3,576,564   $    35,765    13,873,768   (16,099,871)    (2,190,338)
                               ===========   ===========   ===========   ===========    ===========

See accompanying notes to consolidated financial statements.

                                NGV SYSTEMS INC.
                                ================

                              FINANCIAL STATEMENTS
                              ====================


               For the One Month Period Ending: JANUARY 31ST 1996
               ==================================================


               Note: Budget and Prior year restated to account for
                      consolidation under the equity method



                                 Exhibit 4.11(B)

               EXECUTIVE SUMMARY - CONSOLIDATED NGV SYSTEMS INC.
               =================================================
                   COMPARATIVE CONSOLIDATED INCOME STATEMENT
                   =========================================

             MONTH         For The One Month Period Ending:    JANUARY 31st 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
         668.8        116.1%      976.0       117.6%       726.3       117.6%          Gross Sales
          92.5         16.1%      146.4        17.6%       108.5        17.6%          Discounts/Allowances
      --------      --------   --------     --------    --------    --------
         576.3        100.0%      829.6       100.0%       617.8       100.0%          Net Sales

         499.8         86.7%      679.7        81.9%       490.2        79.3%          Cost of Sales @ Standard
      --------      --------   --------     --------    --------    --------
          76.5         13.3%      149.9        18.1%       127.6        20.7%          Gross Profit @ Standard

           0.4          0.1%       (8.3)       -1.0%         7.5         1.2%          Production Variances
         101.5         17.6%       15.9         1.9%        99.1        16.0%          Unabsorbed Overhead
      --------      --------   --------     --------    --------    --------
         (25.4)        -4.4%      142.3        17.2%        21.0         3.4%          Gross Profit (Loss)

          32.3          5.6%       68.8         8.3%        39.4         6.4%          R&D Expenses
          66.6         11.6%       97.7        11.8%        72.7        11.8%          Selling Expenses
         101.2         17.6%      123.0        14.8%       111.6        18.1%          Gen. & Admin.
      --------      --------   --------     --------    --------    --------
         200.1         34.7%      289.5        34.9%       223.7        36.2%          Total Period Costs
      --------      --------   --------     --------    --------    --------
        (225.5)       -39.1%     (147.2)      -17.7%      (202.7)      -32.8%          Operating Inc/(Loss)
          (1.9)        -3.0%       (2.0)       -0.2%        (1.5)       -0.2%          Other Inc/(Exp)
         (11.1)        -1.9%      (10.3)       -1.2%       (44.6)       -7.2%          Interest Inc/(Exp)
      --------      --------   --------     --------    --------    --------
        (238.5)       -41.4%     (159.5)      -19.2%      (248.8)      -40.3%          Inc/(Loss) before Tech Ctrs
         (80.8)       -14.0%      (72.5)       -8.7%        10.0         1.6%          Tech Center Income (Losses)
          38.1          6.6%       34.0         4.1%        (4.2)       -0.7%          Minority Interest in Tech Ctr.
           4.6          0.8%        4.6         0.6%         4.6         0.7%          Eliminations between NGVS
                                                                                        and Tech Ctrs
      --------      --------   --------     --------    --------    --------
        (276.6)       -48.0%     (193.5)      -23.3%      (238.4)      -38.6%          Inc/(Loss) after Min Interest
      ========      ========   ========     ========    ========    ========

                                                                      YEAR TO DATE
                                        =====================================================================
                                                                       $(000's)
                                                         % To                    % To       Prior        % To
                                         Actual         Sales     Budget        Sales        Year       Sales
                                       --------      --------   --------     --------    --------    --------
Gross Sales                               668.8        116.1%      976.0       117.6%       726.3       117.6%
Discounts/Allowances                       92.5         16.1%      146.4        17.6%       108.5        17.6%
                                       --------      --------   --------     --------    --------    --------
Net Sales                                 576.3        100.0%      829.6       100.0%       617.8       100.0%

Cost of Sales @ Standard                  499.8         86.7%      679.7        81.9%       490.2        79.3%
                                       --------      --------   --------     --------    --------    --------
Gross Profit @ Standard                    76.5         13.3%      149.9        18.1%       127.6        20.7%

Production Variances                        0.4          0.1%       (8.3)       -1.0%         7.5         1.2%
Unabsorbed Overhead                       101.5         17.6%       15.9         1.9%        99.1        16.0%
                                       --------      --------   --------     --------    --------    --------
Gross Profit (Loss)                       (25.4)        -4.4%      142.3        17.2%        21.0         3.4%

R&D Expenses                               32.3          5.6%       68.8         8.3%        39.4         6.4%
Selling Expenses                           66.6         11.6%       97.7        11.8%        72.7        11.8%
Gen. & Admin.                             101.2         17.6%      123.0        14.8%       111.6        18.1%
                                       --------      --------   --------     --------    --------    --------
Total Period Costs                        200.1         34.7%      289.5        34.9%       223.7        36.2%
                                       --------      --------   --------     --------    --------    --------
Operating Inc/(Loss)                     (225.5)       -39.1%     (147.2)      -17.7%      (202.7)      -32.8%
Other Inc/(Exp)                            (1.9)        -3.0%       (2.0)       -0.2%        (1.5)       -0.2%
Interest Inc/(Exp)                        (11.1)        -1.9%      (10.3)       -1.2%       (44.6)       -7.2%
                                       --------      --------   --------     --------    --------    --------
Inc/(Loss) before Tech Ctrs              (238.5)       -41.4%     (159.5)      -19.2%      (248.8)      -40.3%
Tech Center Income (Losses)               (80.8)       -14.0%      (72.5)       -8.7%        10.0         1.6%
Minority Interest in Tech Ctr.             38.1          6.6%       34.0         4.1%        (4.2)       -0.7%
Eliminations between NGVS                   4.6          0.8%        4.6         0.6%         4.6         0.7%
 and Tech Ctrs
                                       --------      --------   --------     --------    --------    --------
Inc/(Loss) after Min Interest            (276.6)       -48.0%     (193.5)      -23.3%      (238.4)      -38.6%
                                       ========      ========   ========     ========    ========    ========

Note: elimination adjustments made to prior year and budget


                                    PAGE: 1

               EXECUTIVE SUMMARY - CONSOLIDATED NGV SYSTEMS INC.
               =================================================
                          COMPARATIVE INCOME STATEMENT
                          ============================

             MONTH         For The One Month Period Ending:    JANUARY 31st 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
         668.8        116.1%      976.0       117.6%       726.3       117.6%          Gross Sales
          92.5         16.1%      146.4        17.6%       108.5        17.6%          Discounts/Allowances
      --------      --------   --------     --------    --------    --------
         576.3        100.0%      829.6       100.0%       617.8       100.0%          Net Sales
         499.8         86.7%      679.7        81.9%       490.2        79.3%          Cost of Sales @ Standard
                                                             0.8         0.1%          Labor variance
                                                             3.2         0.5%          Overhead Variance
           0.4          0.1%       (8.3)       -1.0%         3.5         0.6%          Material variance
      --------      --------   --------     --------    --------    --------
           0.4          0.1%       (8.3)       -1.0%         7.5         1.2%          Total Variances

         169.1         29.3%      191.6        23.1%       201.7        32.6%          Manufacturing Ovrhd
          22.5          3.9%       24.2         2.9%        40.2         6.5%          Maintenance
         (15.1)        -2.6%      (27.1)       -3.3%       (30.6)       -5.0%          Applied Labor
         (75.0)       -13.0%     (172.8)      -20.8%      (112.2)      -18.2%          Absorbed Overhead
      --------      --------   --------     --------    --------    --------
         101.5         17.6%       15.9         1.9%        99.1        16.0%          Unabsorbed Overhead
      --------      --------   --------     --------    --------    --------
         601.7        104.4%      687.3        82.8%       596.8        96.6%          Total Cost of Sales
      --------      --------   --------     --------    --------    --------
         (25.4)        -4.4%      142.3        17.2%        21.0         3.4%          Gross Profit(Loss)

          32.3          5.6%       68.8         8.3%        39.4         6.4%          R&D Expenses
          66.6         11.6%       97.7        11.8%        72.7        11.8%          Selling Expense
         101.2         17.6%      123.0        14.8%       111.6        18.1%          Gen. & Admin.
      --------      --------   --------     --------    --------    --------
         200.1         36.7%      289.5        34.9%       223.7        36.2%          Total Period Costs
      --------      --------   --------     --------    --------    --------
        (225.5)       -39.1%     (147.2)      -17.7%      (202.7)      -32.8%          Operating Inc/(Loss)
          (1.9)        -0.3%       (2.0)       -0.2%        (1.5)       -0.2%          Other Inc/(Exp)
         (11.1)        -1.9%      (10.3)       -1.2%       (44.6)       -7.2%          Interest Inc/(Exp)
      --------      --------   --------     --------    --------    --------
        (238.5)       -41.4%     (159.5)      -19.2%      (248.8)      -40.3%          Net Income (Losses)
      ========      ========   ========     ========    ========    ========

                                                                      YEAR TO DATE
                                        =====================================================================
                                                                       $(000's)
                                                        % To                    % To       Prior        % To
                                        Actual         Sales     Budget        Sales        Year       Sales
                                      --------      --------   --------     --------    --------    --------
       Gross Sales                       668.8        116.1%      976.0       117.6%       726.3       117.6%
       Discounts/Allowances               92.5         16.1%      146.4        17.6%       108.5        17.6%
                                      --------      --------   --------     --------    --------    --------
       Net Sales                         576.3        100.0%      829.6       100.0%       617.8       100.0%
       Cost of Sales @ Standard          499.8         86.7%      679.7        81.9%       490.2        79.3%
       Labor variance                                                                        0.8         0.1%
       Overhead Variance                                                                     3.2         0.5%
       Material variance                   0.4          0.1%       (8.3)       -1.0%         3.5         0.6%
                                      --------      --------   --------     --------    --------    --------
       Total Variances                     0.4          0.1%       (8.3)       -1.0%         7.5         1.2%
       Manufacturing Ovrhd               169.1         29.3%      191.6        23.1%       201.7        32.6%
       Maintenance                        22.5          3.9%       24.2         2.9%        40.2         6.5%
       Applied Labor                     (15.1)        -2.6%      (27.1)       -3.3%       (30.6)       -5.0%
       Absorbed Overhead                 (75.0)       -13.0%     (172.8)      -20.8%      (112.2)      -18.2%
                                      --------      --------   --------     --------    --------    --------
       Unabsorbed Overhead               101.5         17.6%       15.9         1.9%        99.1        16.0%
                                      --------      --------   --------     --------    --------    --------
       Total Cost of Sales               601.7        104.4%      687.3        82.8%       596.8        96.6%
                                      --------      --------   --------     --------    --------    --------
       Gross Profit(Loss)                (25.4)        -4.4%      142.3        17.2%        21.0         3.4%
       R&D Expenses                       32.3          5.6%       68.8         8.3%        39.4         6.4%
       Selling Expense                    66.6         11.6%       97.7        11.8%        72.7        11.8%
       Gen. & Admin.                     101.2         17.6%      123.0        14.8%       111.6        18.1%
                                      --------      --------   --------     --------    --------    --------
       Total Period Costs                200.1         36.7%      289.5        34.9%       223.7        36.2%
       Operating Inc/(Loss)             (225.5)       -39.1%     (147.2)      -17.7%      (202.7)      -32.8%
       Other Inc/(Exp)                    (1.9)        -0.3%       (2.0)       -0.2%        (1.5)       -0.2%
       Interest Inc/(Exp)                (11.1)        -1.9%      (10.3)       -1.2%       (44.6)       -7.2%
                                      --------      --------   --------     --------    --------    --------
       Net Income (Losses)              (238.5)       -41.4%     (159.5)      -19.2%      (248.8)      -40.3%
                                      ========      ========   ========     ========    ========    ========


                                    PAGE: 2

                  EXECUTIVE SUMMARY - NGV DEVELOPMENT COMPANY
                  ===========================================
                   INCOME STATEMENT (INCLUDING TECH CENTERS)
                   =========================================

             MONTH         For The One Month Period Ending:    JANUARY 31st 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
                                                                                       Other NGVD expenses
                                                            1.9                        JV (Losses) Inc. Austin
                                                          (18.3)                       JV (Losses) Inc. Atlanta
        (80.8)                   (72.5)                    26.1                        JV (Losses) Inc. Ecotrans
      --------      --------   --------     --------    --------    --------
        (80.8)                   (72.5)                    10.0                        Income/(Loss)
      ========      ========   ========     ========    ========    ========
         38.1                     34.0                     (4.2)                       Minority Interest


                                                               YEAR TO DATE
                                 =====================================================================
                                                                 $(000's)

                                                  % To                    % To       Prior        % To
                                  Actual         Sales     Budget        Sales        Year       Sales
                                --------      --------   --------     --------    --------    --------

Other NGVD expenses
JV (Losses) Inc. Austin                                                               1.9
JV (Losses) Inc. Atlanta                                                            (18.3)
JV (Losses) Inc. Ecotrans         (80.8)                   (72.5)                    26.1
                                --------      --------   --------     --------    --------    --------

Income/(Loss)                     (80.8)                   (72.5)                    10.0
                                ========      ========   ========     ========    ========    ========
Minority Interest                  38.1                     34.0                     (4.2)


        NOTE: RESERVES WERE MADE IN 1995 FOR LOSSES OF $150K FOR AUSTIN
              AND $25K FOR ATLANTA AFTER MINORITY INTEREST



               EXECUTIVE SUMMARY - NGV SYSTEMS, INC. ELIMINATIONS
               ==================================================

                           For The One Month Period Ending:    JANUARY 31st 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
         4.6                      4.6                      4.6                         Gen. & Admin.
      ========      ========   ========     ========    ========    ========

                                      YEAR TO DATE
             =====================================================================
                                        $(000's)

                              % To                    % To       Prior        % To
              Actual         Sales     Budget        Sales        Year       Sales
            --------      --------   --------     --------    --------    --------
Gen. & Admin.  4.6                      4.6                      4.6
            ========      ========   ========     ========    ========    ========

These eliminations are for organization expenses ($2.7k) charged to Ecotrans by NGVS and for gain on the sale of a lab ($1.9k) to Ecotrans by NGVS.


                                    PAGE: 3

                                NGV SYSTEMS INC.
                 EXECUTIVE SUMMARY - CONSOLIDATED BALANCE SHEET
                    For the Period Ending: JANUARY 31st 1996
--------------------------------------------------------------------------------
                                             Actual       Budget   Prior Year
                                           ========     ========   ==========
ASSETS:              $(000)
  Cash                                        (34.9)       293.3        50.5
  Accounts Receivables, Net                   913.6        841.4     1,510.5
  Prepaid Expenses                             43.7        124.0       134.9
  Inventory                                   971.2        937.7       817.0
  Other
  Standby Letter of Credit                                 150.0
                                           --------     --------    --------
Total Current Assets                        1,893.6      2,346.4     2,512.9

Property, Plant and Equipment               5,200.2      5,245.0     4,924.0
Accumulated Depreciation                    2,143.8      2,012.4     1,536.2
                                           --------     --------    --------
Property, Plant & Equipment, Net            3,056.4      3,232.6     3,387.8
Investments in Tech Centers                   145.0        166.1       725.6
Other Assets                                   47.7        190.8       232.2
                                           --------     --------    --------
Total Property and Other Assets             3,249.1      3,589.5

Total Assets                                5,142.7      5,935.9     6,858.5
                                           ========     ========    ========
LIABILITIES
  Notes Payable - Bank                        245.0        246.0       245.0
  Notes Payable - Others                                   500.0
  Notes Payable - Related Parties             475.0                    525.0
  Accts & Accrued Payable - Trade           1,373.0      1,650.7     1,844.6
  Accts+Accd payables Rel parties
  Accrued Wages & Benefits                    247.4        363.1       965.3
  Accrued Interest                             35.6                    401.8
  Loans Payable - Short Term                   87.5         87.5       100.0
  Capital Leases - Current                                               4.8
                                           --------     --------    --------
Total Current Liabilities                   2,463.5      2,847.3     4,086.5
Long Term Liabilities
  Notes Payable - Related Parties                                    2,015.8
  Due to (from) Inter - Companies
  Loans Payable - Long Term                                             87.5
  Capital Leases - Long Term                                             2.0
  Subordinated Debt                                                  3,000.0
                                           --------     --------    --------
Total Liabilities                           2,463.5      2,847.3     9,191.8
SHAREHOLDER EQUITY:
  Capital                                      68.2         69.3        35.9
  Paid in Capital                          23,334.7     23,641.4    13,873.6
  Prior Years Retained Earnings           (20,447.1)   (20,428.7)  (16,004.4)
  Cur-Year Ret. Earnings                      276.6       (193.5)     (238.4)
                                           --------     --------    --------
Total Shareholder Equity                    2,679.2      3,088.6    (2,333.3)

Total Liabilities/Shareholder Equity        5,142.7      5,935.9     6,858.5
                                           ========     ========    ========
--------------------------------------------------------------------------------

                                NGV SYSTEMS INC.
                 EXECUTIVE SUMMARY - CONSOLIDATED FLOW OF FUNDS
For the One Month Period Ending:                 JANUARY 31st 1996
                                     $(000's)
--------------------------------------------------------------------------------
                                             Actual       Budget      Prior Year
                                             ======       ======      ==========
INCOME (LOSS) FROM OPERATIONS                (276.6)      (193.5)
Non Cash Operating Activities
Depreciation                                   44.0         52.4
                                           --------     --------       --------
Cash Used By Operations                      (232.6)      (141.1)

(Increase) Decrease In Assets:
  Accounts Receivable                        (387.7)       (91.4)
  Prepaid expenses                             30.8         26.0
  Inventory                                    33.1       (264.7)
  Other                                         6.9        (30.8)
  Standby Letter of Credit                    350.0        200.0

Increase (Decrease) In Liabilities
  Accts+Accd payables Rel. parties
  Accts & Accrued Payable - Trade            (122.9)       357.3
  Accrued Wages & Benefits                     38.1         21.1
  Accrued Interest                              2.6
  Capital Leases

                                           --------     --------       --------
Net cash used by operations                  (281.7)        76.4

Cash flows for Investing Activities:
  Capital Expenditures                        (20.0)       (25.0)
  Investment In Tech Centers                   38.1         34.0

Net Cash Flows From Financing Activities:
  Shareholders Equity                          17.9
  Short Term Notes and Loans..Others
  Notes Payable - Bank
  Notes Payable - Related Parties             150.0       (116.0)
  Subordinated Debt

                                           --------     --------       --------
Net Cash Increase (Decrease)                  (95.7)       (30.6)
Cash at Beginning of Period                    60.9        323.9
                                           --------     --------       --------
Cash at End of Period                         (34.8)       293.3
                                           ========     ========       ========
--------------------------------------------------------------------------------

                                NGV SYSTEMS INC.
                                ================

                              FINANCIAL STATEMENTS
                              ====================


               For the Two Month Period Ending: FEBRUARY 29th 1996
               ===================================================


               Note: Budget and Prior year restated to account for
                      consolidation under the equity method



                                 Exhibit 4.11(C)

               EXECUTIVE SUMMARY - CONSOLIDATED NGV SYSTEMS INC.
               =================================================
                   COMPARATIVE CONSOLIDATED INCOME STATEMENT
                   =========================================

             MONTH         For The Two Month Period Ending:   FEBRUARY 29th 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
         443.2        117.2%    1,231.7       117.7%       569.4       116.4%          Gross Sales
          64.9         17.2%      184.8        17.7%        80.2        16.4%          Discounts/Allowances
      --------      --------   --------     --------    --------    --------
         378.3        100.0%    1,046.9       100.0%       489.2       100.0%          Net Sales

         315.3         83.3%      861.1        82.3%       394.5        80.6%          Cost of Sales @ Standard
      --------      --------   --------     --------    --------    --------
          63.0         16.7%      185.8        17.7%        94.7        19.4%          Gross Profit @ Standard

          (9.9)        -2.6%                                 7.3         1.5%          Production Variances
          25.3          6.7%        4.5         0.4%        (0.1)       -0.0%          Unabsorbed Overhead
      --------      --------   --------     --------    --------    --------
          47.6         12.6%      181.3        17.3%        87.5        17.9%          Gross Profit (Loss)

          21.9          5.8%       68.5         6.5%        33.7         6.9%          R&D Expenses
          49.3         13.0%       93.5         8.9%        72.6        14.8%          Selling Expenses
          82.2         21.7%      119.8        11.4%       111.4        22.8%          Gen. & Admin.
      --------      --------   --------     --------    --------    --------
         153.4         40.5%      281.8        26.9%       217.7        44.5%          Total Period Costs
      --------      --------   --------     --------    --------    --------
        (105.8)       -28.0%     (100.5)       -9.6%      (130.2)      -26.6%          Operating Inc/(Loss)
          (0.8)        -0.2%       (2.0)       -0.2%        (4.3)       -0.9%          Other Inc/(Exp)
         (12.6)        -3.3%      (10.3)       -1.0%       (46.1)       -9.4%          Interest Inc/(Exp)
      --------      --------   --------     --------    --------    --------
        (119.2)       -31.5%     (112.8)      -10.8%      (180.6)      -36.9%          Inc/(Loss) before Tech Ctrs
         (18.8)        -5.0%      (13.8)       -1.3%       (75.0)      -15.3%          Tech Center Income (Losses)
           7.1          1.9%        4.6         0.4%        40.9        -0.7%          Minority Interest in Tech Ctr.
           4.6          1.2%        4.6         0.4%         4.7         1.0%          Eliminations between NGVS
                                                                                        and Tech Ctrs
      --------      --------   --------     --------    --------    --------
        (126.3)       -33.4%     (117.4)      -11.2%      (210.0)      -42.9%          Inc/(Loss) after Min Interest
      ========      ========   ========     ========    ========    ========

                                                                      YEAR TO DATE
                                        =====================================================================
                                                                       $(000's)
                                                         % To                    % To       Prior        % To
                                         Actual         Sales     Budget        Sales        Year       Sales
                                       --------      --------   --------     --------    --------    --------
Gross Sales                             1,112.0        116.5%    2,207.7       117.6%     1,295.7       117.0%
Discounts/Allowances                      157.4         16.5%      331.2        17.6%       188.7        17.0%
                                       --------      --------   --------     --------    --------    --------
Net Sales                                 954.6        100.0%    1,876.5       100.0%     1,107.0       100.0%

Cost of Sales @ Standard                  815.1         85.4%    1,540.8        82.1%       884.7        79.9%
                                       --------      --------   --------     --------    --------    --------
Gross Profit @ Standard                   139.5         14.6%      335.7        17.9%       222.3        20.1%

Production Variances                       (9.5)        -1.0%       (8.3)       -0.4%        14.8         1.3%
Unabsorbed Overhead                       126.8         13.3%       20.4         1.1%        99.0         8.9%
                                       --------      --------   --------     --------    --------    --------
Gross Profit (Loss)                        22.2          2.3%      323.6        17.2%       108.5         9.8%

R&D Expenses                               54.2          5.7%      137.3         7.3%        73.1         6.6%
Selling Expenses                          115.9         12.1%      191.2        10.2%       145.3        13.1%
Gen. & Admin.                             183.4         19.2%      242.8        12.9%       223.0        20.1%
                                       --------      --------   --------     --------    --------    --------
Total Period Costs                        353.5         37.0%      571.3        30.4%       441.4        39.9%
                                       --------      --------   --------     --------    --------    --------
Operating Inc/(Loss)                     (331.3)       -34.7%     (247.7)      -13.2%      (332.9)      -30.1%
Other Inc/(Exp)                            (2.7)        -0.3%       (4.0)       -0.2%        (5.8)       -0.5%
Interest Inc/(Exp)                        (23.7)        -2.5%      (20.6)       -1.1%       (90.7)       -8.2%
                                       --------      --------   --------     --------    --------    --------
Inc/(Loss) before Tech Ctrs              (357.7)       -37.5%     (272.3)      -14.5%      (429.4)      -38.8%
Tech Center Income (Losses)               (99.6)       -10.4%      (86.3)       -4.6%       (65.0)       -5.9%
Minority Interest in Tech Ctr.             45.2          4.7%       38.6         2.1%        36.7         3.3%
Eliminations between NGVS                   9.2          1.0%        9.2         0.5%         9.3         0.8%
 and Tech Ctrs
                                       --------      --------   --------     --------    --------    --------
Inc/(Loss) after Min Interest            (402.9)       -42.2%     (310.9)      -16.6%      (448.4)      -40.5%
                                       ========      ========   ========     ========    ========    ========

Note: elimination adjustments made to prior year and budget


                                    PAGE: 1

               EXECUTIVE SUMMARY - CONSOLIDATED NGV SYSTEMS INC.
               =================================================
                          COMPARATIVE INCOME STATEMENT
                          ============================

             MONTH         For The Two Month Period Ending:   FEBRUARY 29th 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
         443.2        117.2%    1,231.7       117.7%       569.4       116.4%          Gross Sales
          64.9         17.2%      184.8        17.7%        80.2        16.4%          Discounts/Allowances
      --------      --------   --------     --------    --------    --------
         378.3        100.0%    1,046.9       100.0%       489.2       100.0%          Net Sales

         315.3         83.3%      881.1        82.3%       394.5        80.6%          Cost of Sales @ Standard
                                                            (0.5)       -0.1%          Labor variance
                                                            (1.6)       -0.3%          Overhead Variance
          (9.9)        -2.6%                                 9.4         1.9%          Material variance
      --------      --------   --------     --------    --------    --------
          (9.9)        -2.6%                                 7.3         1.5%          Total Variances

         159.3         42.1%      200.0        19.1%       205.3        42.0%          Manufacturing Ovrhd
          22.5          5.9%       23.6         2.3%        41.1         8.4%          Maintenance
         (22.3)        -5.9%      (29.7)       -2.8%       (44.1)       -9.0%          Applied Labor
        (133.9)       -35.4%     (189.4)      -18.1%      (202.4)      -41.4%          Absorbed Overhead
      --------      --------   --------     --------    --------    --------
          25.3          6.7%        4.5         0.4%        (0.1)       -0.0%          Unabsorbed Overhead
      --------      --------   --------     --------    --------    --------
         330.7         87.4%      865.6        82.7%       401.7        82.1%          Total Cost of Sales
      --------      --------   --------     --------    --------    --------
          47.6         12.6%      181.3        17.3%        87.5        17.9%          Gross Profit(Loss)

          21.9          5.8%       68.5         6.5%        33.7         6.9%          R&D Expenses
          49.3         13.0%       93.5         8.9%        72.6        14.8%          Selling Expense
          82.2         21.7%      119.8        11.4%       111.4        22.8%          Gen. & Admin.
      --------      --------   --------     --------    --------    --------
         153.4         40.5%      261.8        26.9%       217.7        44.5%          Total Period Costs
      --------      --------   --------     --------    --------    --------
        (105.8)       -28.0%     (100.5)       -9.6%      (130.2)      -26.6%          Operating Inc/(Loss)
          (0.8)        -0.2%       (2.0)       -0.2%        (4.3)       -0.9%          Other Inc/(Exp)
         (12.6)        -3.3%      (10.3)       -1.0%       (46.1)       -9.4%          Interest Inc/(Exp)
      --------      --------   --------     --------    --------    --------
        (119.2)       -31.5%     (112.8)      -10.8%      (180.6)      -36.9%          Net Income (Losses)
      ========      ========   ========     ========    ========    ========

                                                                      YEAR TO DATE
                                        =====================================================================
                                                                       $(000's)
                                                        % To                    % To       Prior        % To
                                        Actual         Sales     Budget        Sales        Year       Sales
                                      --------      --------   --------     --------    --------    --------
       Gross Sales                     1,112.0        116.5%    2,207.7       117.6%     1,295.7       117.0%
       Discounts/Allowances              157.4         16.5%      331.2        17.6%       188.7        17.0%
                                      --------      --------   --------     --------    --------    --------
       Net Sales                         954.6        100.0%    1,876.5       100.0%     1,107.0       100.0%

       Cost of Sales @ Standard          815.1         85.4%    1,540.8        82.1%       884.7        79.8%
       Labor variance                                                                        0.3         0.0%
       Overhead Variance                                                                     1.6         0.1%
       Material variance                  (9.5)        -1.0%       (8.3)       -0.4%        12.9         1.2%
                                      --------      --------   --------     --------    --------    --------
       Total Variances                    (9.5)        -1.0%       (8.3)       -0.4%        14.8         1.3%
       Manufacturing Ovrhd               328.4         34.4%      391.6        20.9%       407.0        36.8%
       Maintenance                        44.7          4.7%       47.8         2.5%        81.3         7.3%
       Applied Labor                     (37.4)        -3.9%      (56.8)       -3.0%       (74.7)       -6.7%
       Absorbed Overhead                (208.9)       -21.9%     (362.2)      -19.3%      (314.6)      -28.4%
                                      --------      --------   --------     --------    --------    --------
       Unabsorbed Overhead               126.8         13.3%       20.4         1.1%        99.0         8.9%
                                      --------      --------   --------     --------    --------    --------
       Total Cost of Sales               932.4         97.7%    1,552.9        82.8%       998.5        90.2%
                                      --------      --------   --------     --------    --------    --------
       Gross Profit(Loss)                 22.2         -2.3%      323.6        17.2%       108.5         9.8%

       R&D Expenses                       54.2          5.7%      137.3         7.3%        73.1         6.6%
       Selling Expense                   115.9         12.1%      191.2        10.2%       145.3        13.1%
       Gen. & Admin.                     183.4         19.2%      242.8        12.9%       223.0        20.1%
                                      --------      --------   --------     --------    --------    --------
       Total Period Costs                353.5         37.0%      571.3        30.4%       441.4        39.8%
       Operating Inc/(Loss)             (331.3)       -34.7%     (247.7)      -13.2%      (332.9)      -30.1%
       Other Inc/(Exp)                    (2.7)        -0.3%       (4.0)       -0.2%        (5.8)       -0.5%
       Interest Inc/(Exp)                (23.7)        -2.5%      (20.6)       -1.1%       (90.7)       -8.2%
                                      --------      --------   --------     --------    --------    --------
       Net Income (Losses)              (357.7)       -37.5%     (272.3)      -14.5%      (429.4)      -38.8%
                                      ========      ========   ========     ========    ========    ========


                                    PAGE: 2

                  EXECUTIVE SUMMARY - NGV DEVELOPMENT COMPANY
                  ===========================================
                   INCOME STATEMENT (INCLUDING TECH CENTERS)
                   =========================================

             MONTH         For The Two Month Period Ending:   FEBRUARY 29th 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
                                                                                       Other NGVD expenses
                                                          (28.7)                       JV (Losses) Inc. Austin
                                                          (34.5)                       JV (Losses) Inc. Atlanta
        (18.8)                   (13.8)                   (11.8)                       JV (Losses) Inc. Ecotrans
      --------      --------   --------     --------    --------    --------
        (18.8)                   (13.8)                   (75.0)                       Income/(Loss)
      ========      ========   ========     ========    ========    ========
          7.1                      4.6                     40.9                        Minority Interest


                                                               YEAR TO DATE
                                 =====================================================================
                                                                 $(000's)

                                                  % To                    % To       Prior        % To
                                  Actual         Sales     Budget        Sales        Year       Sales
                                --------      --------   --------     --------    --------    --------
Other NGVD expenses
JV (Losses) Inc. Austin                                                             (26.8)
JV (Losses) Inc. Atlanta                                                            (52.8)
JV (Losses) Inc. Ecotrans         (99.6)                   (86.3)                    14.6
                                --------      --------   --------     --------    --------    --------
Income/(Loss)                     (99.6)                   (86.3)                   (85.0)
                                ========      ========   ========     ========    ========    ========
Minority Interest                  45.2                     38.6                     36.7


        NOTE: RESERVES WERE MADE IN 1995 FOR LOSSES OF $150K FOR AUSTIN
              AND $25K FOR ATLANTA AFTER MINORITY INTEREST



               EXECUTIVE SUMMARY - NGV SYSTEMS, INC. ELIMINATIONS
               ==================================================

                           For The Two Month Period Ending:   FEBRUARY 29th 1996
================================================================================
                                    $(000's)

                        % To                    % To       Prior        % To
        Actual         Sales     Budget        Sales        Year       Sales
      --------      --------   --------     --------    --------    --------
         4.6                      4.6                      4.7                         Gen. & Admin.
      ========      ========   ========     ========    ========    ========

                                      YEAR TO DATE
             =====================================================================
                                        $(000's)

                              % To                    % To       Prior        % To
              Actual         Sales     Budget        Sales        Year       Sales
            --------      --------   --------     --------    --------    --------
Gen. & Admin.  9.2                      9.2                      9.3
            ========      ========   ========     ========    ========    ========

These eliminations are for organization expenses ($2.7k) charged to Ecotrans by NGVS and for gain on the sale of a lab ($1.9k) to Ecotrans by NGVS.


                                    PAGE: 3

                                NGV SYSTEMS INC.
                 EXECUTIVE SUMMARY - CONSOLIDATED BALANCE SHEET
                    For the Period Ending: FEBRUARY 29th 1996
--------------------------------------------------------------------------------
                                             Actual       Budget   Prior Year
                                           ========     ========   ==========
ASSETS:              $(000)
  Cash                                         19.7        153.9        33.2
  Accounts Receivables, Net                   999.1      1,563.8     1,125.5
  Prepaid Expenses                             21.1         98.0       114.7
  Inventory                                 1,393.9      1,096.9       829.4
  Other
  Standby Letter of Credit                                 150.0
                                           --------     --------    --------
Total Current Assets                        2,433.8      3,062.6     2,102.8

Property, Plant and Equipment               5,204.0      5,270.0     5,210.9
Accumulated Depreciation                    2,188.2      2,064.7     1,571.8
                                           --------     --------    --------
Property, Plant & Equipment, Net            3,015.8      3,205.3     3,639.1
Investments in Tech Centers                   137.9        261.5       739.6
Other Assets                                   39.0        193.4       222.5
                                           --------     --------    --------
Total Property and Other Assets             3,192.7      3,660.2

Total Assets                                5,626.5      6,722.8     6,704.0
                                           ========     ========    ========
LIABILITIES
  Notes Payable - Bank                        245.0        246.0       245.0
  Notes Payable - Others                                 1,300.0
  Notes Payable - Related Parties             539.5                    525.0
  Accts & Accrued Payable - Trade           1,957.9      1,734.3     1,849.9
  Accts+Accd payables Rel parties
  Accrued Wages & Benefits                    202.1        383.6       984.9
  Accrued Interest                             41.6                    445.7
  Loans Payable - Short Term                   87.5         87.5       100.0
  Capital Leases - Current                                               4.8
                                           --------     --------    --------
Total Current Liabilities                   3,073.6      3,751.6     4,155.3
Long Term Liabilities
  Notes Payable - Related Parties                                    2,015.8
  Due to (from) Inter - Companies
  Loans Payable - Long Term                                             87.5
  Capital Leases - Long Term                                             1.2
  Subordinated Debt                                                  3,000.0
                                           --------     --------    --------
Total Liabilities                           3,073.6      3,751.6     9,259.8
SHAREHOLDER EQUITY:
  Capital                                      68.2         69.3        35.9
  Paid in Capital                          23,334.7     23,641.4    13,873.6
  Prior Years Retained Earnings           (20,447.1)   (20,428.7)  (16,016.9)
  Cur-Year Ret. Earnings                     (402.9)      (310.9)     (448.4)
                                           --------     --------    --------
Total Shareholder Equity                    2,552.9      2,971.2    (2,555.8)

Total Liabilities/Shareholder Equity        5,626.5      6,722.8     6,704.0
                                           ========     ========    ========
--------------------------------------------------------------------------------

                                NGV SYSTEMS INC.
                 EXECUTIVE SUMMARY - CONSOLIDATED FLOW OF FUNDS
For the Two Month Period Ending:                FEBRUARY 29th 1996
                                      $(000's)
--------------------------------------------------------------------------------
                                             Actual       Budget      Prior Year
                                             ======       ======      ==========
INCOME (LOSS) FROM OPERATIONS                (402.9)      (310.9)
Non Cash Operating Activities
Depreciation                                   88.4        104.7
                                           --------     --------       --------
Cash Used By Operations                      (314.5)      (206.2)

(Increase) Decrease In Assets:
  Accounts Receivable                        (473.2)      (813.8)
  Prepaid expenses                             53.4         52.0
  Inventory                                  (389.6)      (423.9)
  Other                                        15.6        (33.4)
  Standby Letter of Credit                    350.0        200.0

Increase (Decrease) In Liabilities
  Accts+Accd payables Rel. parties
  Accts & Accrued Payable - Trade             462.0        440.9
  Accrued Wages & Benefits                     (7.2)        41.8
  Accrued Interest                              8.6
  Capital Leases

                                           --------     --------       --------
Net cash used by operations                  (294.9)      (742.6)

Cash flows for Investing Activities:
  Capital Expenditures                        (23.8)       (50.0)
  Investment In Tech Centers                   45.2        (61.5)

Net Cash Flows From Financing Activities:
  Shareholders Equity                          17.9
  Short Term Notes and Loans..Others                       800.0
  Notes Payable - Bank
  Notes Payable - Related Parties             214.5       (116.0)
  Subordinated Debt

                                           --------     --------       --------
Net Cash Increase (Decrease)                  (41.1)      (170.0)
Cash at Beginning of Period                    60.9        323.9
                                           --------     --------       --------
Cash at End of Period                          19.8        153.9
                                           ========     ========       ========
--------------------------------------------------------------------------------

                     AGREEMENT FOR OPTION TO PURCHASE STOCK

     THIS AGREEMENT FOR OPTION TO PURCHASE STOCK (hereinafter this "Agreement") dated April 4, 1996, is made by and among Clock Spring, Inc., a Delaware corporation, with its principal offices at 1114 Avenue of the Americas, 35th Floor, New York, New York 10036; Caithness Composites, Inc., a Delaware corporation, with its principal offices at 1114 Avenue of the Americas, 35th Floor, New York, New York 10036 (Clock Spring, Inc. and Caithness Composites, Inc. shall hereinafter be collectively referred to as the "Shareholders" and each individually referred to as a "Shareholder"); Paul S. Dopp, whose address is 58 Lyons Place, Basking Ridge, New Jersey (hereinafter "Dopp"); and Lindabury, McCormick & Estabrook, a Professional Corporation, 53 Cardinal Drive, Westfield New Jersey 07091 ("Lindabury, McCormick & Estabrook").

                                   WITNESSETH

     WHEREAS, the Shareholders own common stock in Natural Gas Vehicle Systems, Inc., a Delaware corporation, (hereinafter the "Company") in the following amounts:

              Clock Spring, Inc.                  54,023
              Caithness Composites, Inc.         499,106

     WHEREAS, provided the Shareholders execute, deliver and perform under this Agreement, Dopp has agreed to lend the Company SIX HUNDRED THOUSAND DOLLARS ($600,000.00) pursuant to that certain Loan and Security Agreement between Dopp and the Company dated on even date herewith (hereinafter the "Loan");

     WHEREAS, the Shareholders will benefit from the Loan and have agreed to enter into this Agreement in order to induce Dopp to make the Loan to the Company;

     WHEREAS, the Shareholders and Dopp desire that Lindabury, McCormick & Estabrook serve as escrow agent hereunder;

     NOW THEREFORE, in consideration of the aforestated recitals as well as the mutual promises and covenants set forth herein, and desiring to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

     1.1 "Common Stock" shall mean the Company's $.01 par value common stock.

     1.2 "Option" shall mean an option to purchase Common Stock, along with a pro-rata portion of cash and/or any other assets deposited in the Share Escrow (hereinafter defined) granted pursuant to the provisions of hereof.

     1.3 "Optioned Shares" shall mean 500,000 shares of Common Stock owned by the Shareholders on a pro-rata basis in the following amounts:

              Clock Spring, Inc.                  48,834 shares
              Caithness Composites, Inc.         451,166 shares

or such other number and/or kind of shares as appropriate as the result of an adjustment pursuant to Section 4.1 hereof.

     1.4 "Option Price" shall mean $1.00 per share of Common Stock or such lower price per share of Common Stock as may be appropriate as the result of an adjustment pursuant to Section 4.1 hereof.

                                   ARTICLE II
                                     OPTION

     2.1 The Option. Dopp may, at his option, purchase the Optioned Shares, along with a pro rata portion of cash and/or any other assets deposited in the Share Escrow (hereinafter defined) in whole or in part at the Option Price and on the terms and conditions set forth herein; provided, however, that no partial exercise of the Option hereunder granted to Dopp shall be permitted unless the aggregate Option Price paid by Dopp in respect of any such partial exercise is One Hundred Thousand Dollars ($100,000.00) or greater.

     2.2 Option Period. The period for the exercise of the Option hereunder shall be three (3) years from the date hereof (hereinafter the "Option Period"). At the end of the Option Period, this Agreement shall automatically terminate and the parties shall have no further obligations to one another in connection with the Option or this Agreement.

     2.3 Option Exercise. The Option may be exercised at any time within the Option Period, and shall be exercised by seven (7) days written notice of intent to exercise the Option (the "Notice Period") delivered to each Shareholder at its principal offices. Such notice shall be accompanied by payment in full in cash or other immediately available funds to the Shareholders at said offices in the amount of the Option Price for the respective number of shares of Common Stock with respect to which the Option is being exercised. Upon the expiration of the Notice Period, Lindabury, McCormick and Estabrook shall release the appropriate portion of the Share Escrow to Dopp in accordance with Section 3.2 hereof.

     2.4 Limited Transferability of Option. The Option hereunder shall not be transferred by Dopp otherwise than by (i) will or the laws of descent and distribution or (ii) by gift or other transfer to his immediate family member(s) or grandchildren or trusts created for his or their benefit. During Dopp's lifetime, the Option shall be exercisable only by him.

     2.5 No Pledge of Option. Dopp shall not pledge or otherwise encumber the Option hereunder for any purpose whatsoever.

                                   ARTICLE III
                                  Share Escrow

     3.1 Share Escrow. (a) Dopp and the Shareholders hereby designate and appoint Lindabury, McCormick & Estabrook, as the escrow agent to hold and deliver the Optioned Shares and to serve as escrow agent in accordance with the terms and conditions of this Agreement. Lindabury, McCormick & Estabrook hereby accepts such designation and appointment. The Shareholders shall concurrently with the execution and delivery of this Agreement, deposit the Optioned Shares, with duly executed stock powers endorsed in blank attached, with Lindabury, McCormick & Estabrook or such account at a financial institution or other escrow agent designated in accordance with subsection 3.1(g) hereof for the purposes hereinafter set forth (hereinafter, together with such other securities, cash or other assets as shall be required to be escrowed as set forth in Section 4.1 hereof, the "Share Escrow").

     (b) Dopp and the Shareholders hereby jointly and severally agree to defend, indemnify and hold Lindabury, McCormick & Estabrook harmless from and against any and all claims, actions, judgments, losses, liabilities, objections, damages, charges, costs and expenses of any nature whatsoever, including without limitation reasonable attorneys' fees and expenses incurred by Lindabury, McCormick & Estabrook arising directly or indirectly from, out of or incident to its duties under this Agreement, excepting only those arising out of the Lindabury, McCormick & Estabrook's gross negligence or intentional or deliberate misconduct. The regular fees of Lindabury, McCormick & Estabrook shall be the obligation of the Shareholders.

     (c) Copies of all notices and other communications by the other parties hereto to each other, including without limitation, any notice of intent to exercise the Option under this Agreement pursuant to the terms hereof, shall be sent to Lindabury, McCormick & Estabrook in writing and in the same manner as notices and other communications are to be given to the other parties hereto in accordance with this Agreement. Lindabury, McCormick & Estabrook shall be under no duty or responsibility to make any inquiry or investigation as to the accuracy or adequacy of any such notice and shall be entitled to assume conclusively, the correctness and completeness of any and all information given in any notice, certificate, request statement or other communication received by it under this Agreement. The other parties hereto shall hold Lindabury, McCormick & Estabrook harmless from any act of Lindabury, McCormick & Estabrook in reliance upon any notice, certificate, request, statement or other communication believed (after appropriate due diligence) by Lindabury, McCormick & Estabrook to be genuine and to have been signed by the proper party or parties.

     (d) Lindabury, McCormick & Estabrook shall not be liable for any error of judgment, or any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, excepting only its own gross negligence or intentional or deliberate misconduct.

     (e) In the event of any disagreement between by or all of the other parties to this Agreement, or between them or any one of them and any other persons, resulting in adverse claims or demands being made in connection with the Share Escrow herein established or in the event that Lindabury, McCormick & Estabrook, in good faith, is in doubt as to what action it should take hereunder, then Lindabury, McCormick & Estabrook may, at its option, refuse to comply with any claims or demands upon it, or refuse to take any other action hereunder, so long as any such disagreement, claim, demand or uncertainty continues to exist, and in any such event, Lindabury, McCormick & Estabrook shall not be or become liable in any way to any person for its failure to act.

     (f) Lindabury, McCormick & Estabrook shall be entitled to continue to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubts resolved by written agreement among all interested persons and the escrow agent shall have been so notified in a writing signed by all such persons.

     (g) Lindabury, McCormick & Estabrook may at any time resign hereunder by giving at least five days' prior written notice thereof to Dopp and the Shareholders. Upon the effective date of such resignation, the Share Escrow then held by Lindabury, McCormick & Estabrook hereunder shall be delivered to joint designee of Dopp and the Shareholders. Upon arranging for such delivery, all obligations of Lindabury, McCormick & Estabrook hereunder shall cease and terminate. If no such persons shall have been designated by the date validly set hereunder for Lindabury, McCormick & Estabrook's resignation, nevertheless, all obligations of Lindabury, McCormick & Estabrook hereunder shall cease and terminate, provided that prior thereto it shall have made safe and reasonable deposit of the Share Escrow held by it with a financial institution designated by Dopp.

     (h) Dopp acknowledges that Lindabury, McCormick & Estabrook has acted and is acting as legal counsel to the Company and the Shareholders in connection with this Agreement and the transaction contemplated hereby. By acting as escrow agent hereunder Lindabury, McCormick & Estabrook is merely acting as a stakeholder and is, therefore, hereby authorized to continue to act as counsel to the Company and the Shareholders after the date of execution hereof in connection with transactions other than those arising hereunder.

     3.2 Release of Share Escrow. The Optioned Shares shall be endorsed to Dopp by Lindabury, McCormick & Estabrook and the contents of the Share Escrow, including, without limitation, the Optioned Shares together with any cash or other assets placed into the said Share Escrow in accordance with Section 4.1 hereof, shall be released to Dopp upon the proper exercise of the Option in accordance with the terms and conditions hereof, and further upon confirmation, satisfactory to Lindabury, McCormick & Estabrook that the appropriate Option Price reflecting the appropriate number of Optioned Shares for which the Option has been exercised has been transferred by Dopp to the Shareholders, as provided for in Article II above. In the event Dopp does not exercise the Option within the Option Period, the Optioned Shares, together with such other securities, cash or other assets as shall be required to be escrowed as set forth in Section
4.1 hereof, shall be released from the Share Escrow and returned to the Shareholders in accordance with their pro-rata interest therein.

     3.3 Rights to Optioned Shares in Share Escrow. Dopp shall not be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been released from the Share Escrow and issued to Dopp as fully paid shares. Subject to the terms of this Agreement, the Shareholders shall maintain all rights, including voting rights and any and all other rights vested in them, by virtue of their respective shareholder status in the Company, until such time as the Optioned Shares are released from the Share Escrow and transferred to Dopp.

                                   ARTICLE IV
                                  Miscellaneous

     4.1 Adjustments, Dividends and Corporate Reorganizations. If the outstanding shares of Common Stock subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, mergers, recapitalization, stock splits, reverse stock splits, stock dividends or the like (such increase or decrease, change or exchange hereinafter referred to as a "Corporate Transaction") appropriate adjustments shall be made in the number and/or kind of shares or securities for which this Option may thereafter be exercised and the Option Price in effect immediately prior to such Corporate Transaction shall be proportionately reduced; in the case of a Corporate Transaction resulting in the conversion of the Optioned Shares into a greater number of shares of Common Stock or other securities, and conversely, in case of a Corporate Transaction resulting in the conversion of the Optioned Shares into a lesser number of shares of Common Stock or other securities, the Option Price in effect immediately prior to such Corporate Transaction shall be proportionately increased; provided, however, no adjustment to the Option Price shall be made under this paragraph in respect of shares deposited in the Share Escrow which are not shares of voting Common Stock. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustment will be made by depositing the securities issued to the Shareholders as the result of any such Corporate Transaction in the Share Escrow in exchange for the share certificates deposited in the Share Escrow pursuant to
Article III hereof, and each Shareholder hereby covenants and warrants to Dopp that it shall take such steps as shall be necessary to cause such securities issued to it from time to time as the result of any such Corporate Transaction to be immediately deposited into the Share Escrow (or such other escrow as may be established pursuant to Section 3.1 (g) hereof) as herein required.

     Further, in the event the Shareholders receive, or are entitled to receive any dividends, distributions, or other payments in respect of the Optioned Shares, otherwise than out of earned surplus, whether in cash, by issuance of additional securities of Company of whatever class, or in kind, any such property shall be deposited in the Share Escrow immediately upon Shareholder's receipt or constructive receipt thereof, and each Shareholder hereby covenants and warrants to Dopp that it shall take such steps as shall be necessary to cause such property to be immediately deposited into the Share Escrow (or such other escrow as may be established pursuant to Section 3.1 (g) hereof) as herein required. Any such property as shall be deposited into the Share Escrow shall be conveyed to Dopp, pro rata, at the time the Optioned Shares, or any portion thereof, are released to Dopp as required in Section 3.2 hereof Lindabury, McCormick and Estabrook shall invest any cash received into the Share Escrow in an insured, interest bearing trust account at Summit Bank, Princeton, New Jersey, for the benefit of the Shareholders and/Dopp as the case may be.

     4.2 Requirements of Law and of Stock Exchanges. By entering into this Agreement, Dopp represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon the exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with view to or for sale in connection with any distribution.

     4.3 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     4.4 Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of New Jersey including choice of law rules.

     4.5 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the, same instruments.

     4.6 Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered a copy thereof to Dopp.

     4.7 Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     4.8 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     4.9 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                CLOCK SPRING,INC.


                                By: /s/ Christopher T. McCallion
                                   --------------------------------
                                        Christopher T. McCallion,
                                        Senior Vice President


                                CAITHNESS COMPOSITES, INC.


                                By: /s/ Christopher T. McCallion
                                   --------------------------------
                                        Christopher T. McCallion
                                        Senior Vice President


                                PAUL S. DOPP


                                   /s/ Paul S. Dopp
                                   --------------------------------


                                LINDABURY, McCORMICK ESTABROOK


                                By:/s/ J. Ferd Convery III
                                   --------------------------------
                                       J. Ferd Convery III

                             SECRETARY'S CERTIFICATE

     I, J. Ferd Convery, III, hereby certifies as follows:

     1. I am the Secretary of Natural Gas Vehicle Systems, Inc. (the "Company") and as such am responsible for maintaining the minutes of the meetings of the Board of Directors of the Company.

     2. On March 6, 1996, a meeting of the Board of Directors of the Company was held in New York, New York at which a quorum was present. At said meeting the Board of Directors unanimously resolved that the Company borrow an amount up to $600,000.00 from Paul S. Dopp payable not later than December 31, 1996 at a rate of interest equal to 12% per annum (the "Loan").

     3 . The Board further resolved to pledge the three roller "Leifeld" flow forming machine, Model Number Leico ST65-132 CNC as collateral for the Loan.


                                   /s/ J. Ferd Convery, III
                                   --------------------------------
                                       J. Ferd Convery, III


April 4, 1996

                                 PROMISSORY NOTE

$600,000.00                                               Long Beach, California
                                                                   April 4, 1996


     FOR VALUE RECEIVED, NATURAL GAS VEHICLE SYSTEMS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, having its principal office at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") hereby promises to pay to PAUL S. DOPP, residing at 58 Lyons Place, Basking Ridge, New Jersey 07920 (together with his heirs and assigns, hereinafter referred to as the "Lender"), or order, the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00), at the times and in the amounts set forth hereinafter, and in lawful money of the United States of America, together with accrued and unpaid interest thereon at an interest rate equal to twelve percent (12%) per annum.

     Capitalized terms in this Note shall have the meanings ascribed in that certain Loan and Security Agreement bearing even date herewith by and between the Borrower and the Lender (the "Loan and Security Agreement"). This Note is the "Note" referenced in, and is subject to and is entitled to the benefits of, the Loan and Security Agreement.

     Interest on the unpaid principal amount of the Loan shall accrue on the outstanding principal amount of the Loan from the date hereof, at the rate prescribed hereinabove. All computations of interest shall be made on the basis of the actual number of days elapsed and a year consisting of 360 days.

     The principal amount of the Loan, together with accrued interest thereon at the rate set forth hereinabove, shall be prepaid in the following manner:

     A. Commencing on May 1, 1996, and continuing thereafter on the first (1st) day of each succeeding calendar month (hereinafter the "Monthly Payment Date"), through and including December 1, 1996, the Borrower shall make payments of interest only, at the rate described hereinabove on the unpaid principal amount of the Loan.

     B. Thereafter on December 31, 1996 (hereinafter referred to as the "Balloon Payment Date") the Borrower shall make a final monthly payment consisting of the entire principal amount of the Loan together with accrued interest thereon calculated based on the rate of interest described above from the previous Monthly Payment Date through and including the Balloon Payment Date.

     Borrower shall not have the privilege nor right of prepayment of the outstanding principal balance hereof.

     Payment of all sums evidenced by this Note is secured by a first priority security interest and Lien upon the Collateral granted by the Borrower to the Lender under and pursuant to the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a more complete description of the security for the repayment of the Obligations of the Borrower evidenced hereby.

     Upon the occurrence of an Event of Default specified in the Loan and Security Agreement, the outstanding principal balance hereof, together with interest thereon shall be immediately due and payable.

     No reference herein to the Loan and Security Agreement and no provision of this Note or any of the other Loan Documents shall alter or impair the Obligations of the Borrower, which are hereby acknowledged to be absolute and unconditional, to pay the principal and interest, on or in connection with this Note, at the place, in the manner and in the currency herein provided.

     In the event any payment required hereunder shall not be received by the Lender within ten (10) days of demand therefore, or if not otherwise payable on demand, within ten (10) days of the due date set forth herein, the Borrower shall, to the extent permitted by law, pay the Lender a late charge of Five Percent (5%) of the overdue payment (but in no event less than $25.00 nor more than $2,500.00). Any such late charge payable hereunder shall be immediately due and payable.

     This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

     The Borrower, and any endorser, guarantor or otherwise, hereby waive presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, notice of intent to demand or accelerate and notice of acceleration) in connection with the payment and enforcement of this Note except as may be expressly set forth in the Loan and Security Agreement.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW JERSEY OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY, AND BY EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH HEREIN, THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTFR HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, NOTHING HEREIN SHALL EFFECT THE RIGHT OF THE LENDER OR ANY OTHER HOLDER OF THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on the day and year first above written.

ATTEST:                            NATURAL GAS VEHICLE SYSTEMS, INC.


_____________________________      By:_______________________________
                                         John Bacon, President

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW JERSEY OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY, AND BY EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND APPELLATE COURTS FROM ANY THEREOF, THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES HEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PRE-PAID, TO THE BORROWER AT ITS ADDRESS SET FORTH HEREIN, THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, NOTHING HEREIN SHALL EFFECT THE RIGHT OF THE LENDER OR ANY OTHER HOLDER OF THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on the day and year first above written.

ATTEST:                            NATURAL GAS VEHICLE SYSTEMS, INC.


                                   By: /s/ John Bacon
-----------------------------      ---------------------------------
                                          John Bacon, President

                [LETTERHEAD OF LINDABURY, McCORMICK & ESTABROOK]


                                  April 4, 1996

Paul S. Dopp
58 Lyons Place
Basking Ridge, New Jersey

     RE: Natural Gas Vehicle Systems, Inc. $600,000.00 Loan

Dear Mr. Dopp:

     This opinion is being rendered to you at your specific request in connection with that certain promissory note dated as of April 4, 1996 in the principal amount of $600,000.00 (the "Note") issued by the Borrower to you and the Loan and Security Agreement dated as of April 4, 1996 (the "Loan Agreement") by and between the Borrower and you. Capitalized terms used in our opinion and not defined herein shall have the respective meanings indicated in the Loan Agreement.

     We are acting as counsel to the Borrower. In this capacity, we are generally familiar with the affairs of the Borrower. In connection with the foregoing transactions, we have also examined such mailers, documents, certificates of officers of the Borrower, and certificates of public officials and have considered such questions of law as we have deemed relevant and necessary for the purposes of this opinion. In such examinations, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, and the conformity to originals of all documents submitted to us as certified, conformed and photostatic copies. In rendering the opinion set forth herein, we have relied without investigation upon, and assumed as true and correct, the representations, warranties and statements as to factual matters contained in, and made pursuant to the Loan Documents.

     Based upon the foregoing, we are of the opinion that:

     (a) The Loan Agreement is a valid security agreement and creates a valid security interest in the Collateral. The Loan Agreement, as a security agreement, and the financing statement attached hereto as an Exhibit meet all formal requirements of applicable provisions of the Uniform Commercial Code as enacted and in force in the State of New Jersey. The said financing statement has been forwarded for filing in the office of the Secretary of State of the State of California. The filing of the said financing statement will perfect your security interest in the Collateral, and, based solely upon our review of Uniform Commercial Code searches against the Borrower conducted by Prentice Hall Infosearch at our request, your security interest, when perfected, shall constitute a first priority lien on the Collateral.

     We are licensed to practice in the State of New Jersey and not in California. The opinion hereinabove set forth is rendered to you with respect to the laws of the State of New Jersey and we express no opinion herein with respect to matters governed by the laws of any other jurisdiction.


                                       Very truly yours,

                               LINDABURY, McCORMICK & ESTABROOK

                               /s/ LINDABURY, McCORMICK &
                                        ESTABROOK

                                 STANDARD FORM

           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

[ILLEGIBLE]

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)

Natural Gas Vehicle Systems, Inc.
5580 Cherry Av., Long Beach CA 90805
Debtor's Trade Names:
CNG Cylinder Company
  NGV Systems, NGV Technology Company
--------------------------------------------------------------------------------
2. Secured Party(ies) and address(es)

Paul S. Dopp
58 Lyons Road
Basking Ridge NJ 07920
--------------------------------------------------------------------------------
3. Maturity date (if any):
For Filing Officer (Date, Time, Number, and Filing Office)



--------------------------------------------------------------------------------
Federal Tax ID No. 33-0515639
--------------------------------------------------------------------------------
4.   This financing statement covers the following types (or items) of property:

     Debtor hereby grants the Secured Party a security interest in the three roller "Leifeld" flow forming machine, Model Number Leico ST65/132-CNC

--------------------------------------------------------------------------------
5. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------

This statement is filed without the debtor's signature to perfect as security interest in collateral. (check [X] if so)

[_] already subject to a security interest in another jurisdiction when it was brought into this state.

[_] which is proceeds of the original collateral described above in which a security interest was perfected:
--------------------------------------------------------------------------------
Filed with:

     Secretary of State
     of California
--------------------------------------------------------------------------------

Check [X] if covered: [_] Proceeds of Collateral are also covered. [_] Products of Collateral are also covered. No. of additional sheets presented: ______

--------------------------------------------------------------------------------

Natural Gas Vehicle Systems, Inc.      _________________________________________


By:/s/ John N. Bacon       Pres.       By:
   ---------------------   -----          -------------------------------  -----
Signature(s) of Debtors    Title       Signature(s) of Secured Party(ies)  Title
       John Bacon

--------------------------------------------------------------------------------
(1) Filing Officer Copy - Alphabetical
                           STANDARD FORM - FORM UCC-1.
                                                        (For Use in Most States)

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)

Natural Gas Vehicle Systems, Inc.
5580 Cherry Av., Long Beach CA 90805
Debtor's Trade Names:
CNG Cylinder Company
  NGV Systems, NGV Technology Company
--------------------------------------------------------------------------------
2. Secured Party(ies) and address(es)

Paul S. Dopp
58 Lyons Road
Basking Ridge NJ 07920
--------------------------------------------------------------------------------
3. Maturity date (if any):
For Filing Officer (Date, Time, Number, and Filing Office)

                                   9610060375

                                  [BAR CODING]

                                     FILED
                                 SACRAMENTO, CA
                              APR 08, 1996 AT 1117

                                   BILL JONES
                               SECRETARY OF STATE

--------------------------------------------------------------------------------
Federal Tax ID No. 33-0515639
--------------------------------------------------------------------------------
4.   This financing statement covers the following types (or items) of property:

     Debtor hereby grants the Secured Party a security interest in the three roller "Leifeld" flow forming machine, Model Number Leico S165/132-CNC

                                                                     4/8-4/12 #2

--------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect as security interest in collateral. (check [X] if so)

[_] already subject to a security interest in another jurisdiction when it was brought into this state.

[_] which is proceeds of the original collateral described above in which a security interest was perfected:
--------------------------------------------------------------------------------
Filed with:

     Secretary of State
     of California
--------------------------------------------------------------------------------

Check [X] if covered: [_] Proceeds of Collateral are also covered. [_] Products of Collateral are also covered. No. of additional sheets presented: ______

--------------------------------------------------------------------------------

Natural Gas Vehicle Systems, Inc.      _________________________________________


By:/s/ John N. Bacon       Pres.       By:
   ---------------------   -----          -------------------------------  -----
Signature(s) of Debtors    Title       Signature(s) of Secured Party(ies)  Title
       John Bacon

--------------------------------------------------------------------------------
(2) Filing Officer Copy - Numerical

                                                        (For Use in Most States)

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the California Uniform Commercial Code
--------------------------------------------------------------------------------
1.   FILE NO. OR ORIG. FINANCING STATEMENT
     9607161041
--------------------------------------------------------------------------------
1A.  DATE OF FILING OF ORIG. FINANCING STATEMENT
     3/8/96
--------------------------------------------------------------------------------
1B.  DATE OF ORIG. FINANCING STATEMENT

--------------------------------------------------------------------------------
1C.  PLACE OF FILING ORIG. FINANCING STATEMENT

--------------------------------------------------------------------------------
2.   DEBTOR (LAST NAME FIRST)
     NATURAL GAS VEHICLE SYSTEMS, INC.
--------------------------------------------------------------------------------
2A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
     33-0515639
--------------------------------------------------------------------------------
2B.  MAILING ADDRESS
     5580 Cherry Avenue
--------------------------------------------------------------------------------
2C.  CITY, STATE
     Long Beach CA
--------------------------------------------------------------------------------
2D.  ZIP CODE
     90805
--------------------------------------------------------------------------------
3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)

--------------------------------------------------------------------------------
3A.  SOCIAL SECURITY NO., FEDERAL TAX NO.

--------------------------------------------------------------------------------
3B.  MAILING ADDRESS

--------------------------------------------------------------------------------
3C.  CITY, STATE

--------------------------------------------------------------------------------
3D.  ZIP CODE

--------------------------------------------------------------------------------
4.   SECURED PARTY

     NAME                CAITHNESS CORPORATION
     MAILING ADDRESS     1114 Avenue of the Americas
     CITY                New York          STATE   NY          ZIP CODE 10036
--------------------------------------------------------------------------------
4A.  SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

--------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY)

     NAME
     MAILING ADDRESS
     CITY                                  STATE               ZIP CODE
--------------------------------------------------------------------------------
5A.  SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

--------------------------------------------------------------------------------
6.

A[_] CONTINUATION-The original Financing Statement between the foregoing
     Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in Item 7 below.
     ---------------------------------------------------------------------------
B[X] RELEASE-From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
     ---------------------------------------------------------------------------
C[_] ASSIGNMENT-The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
     ---------------------------------------------------------------------------
D[_] TERMINATION-The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
     ---------------------------------------------------------------------------
E[_] AMENDMENT-The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of Debtor required on all amendments.)
     ---------------------------------------------------------------------------
F[_] OTHER

--------------------------------------------------------------------------------

     The Secured Party releases its security interest in the three-roller "Leifeld" flow forming machine, Model Number Leico ST65/132-CNC.

--------------------------------------------------------------------------------

9. This Space for Use of Filing Officer
   (Date, Time, Number, and Filing Office)

                                   96100C0533

                                  [BAR CODING]

                                     FILED
                                 SACRAMENTO, CA
                              APR 08, 1996 AT 1320

                                   BILL JONES
                               SECRETARY OF STATE

--------------------------------------------------------------------------------

                                            (Date)      April 3rd 1996

_________________________________________


By:____________________________________________________________________________
           SIGNATURE(S) OF DEBTORS                                  (TITLE)


     CAITHNESS CORPORATION
_______________________________________________________________________________


By:  /s/ Murray Buttner                                           Senior V.P.
   ----------------------------------------------------------------------------
       SIGNATURE(S) OF SECURED PARTY(IES)   Murray Buttner          (TITLE)

--------------------------------------------------------------------------------
                                 Return Copy to                      4/8 4/12 #3


NAME           P6-0000-785-0
ADDRESS        Please return copy to:
CITY AND       CT CORPORATION SYSTEM - UCC Services
STATE          1201 K Street, Ste. 1980
               Sacramento, CA 95814


(2) Filing Officer Copy - Acknowledgement    Requested to note date and hour of
                                             filing on this copy and return to
                                             the above party.

STANDARD FORM-FILING FEE                      UNIFORM COMMERCIAL CODE-FORM UCC-2

                       Approved by the Secretary of State

                                  AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter referred to as the "Amendment") is made and entered into as of the 1st day of July, 1996, by and between NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation, whose principal place of business is located at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") and PAUL S. DOPP, residing at 58 Lyons Place, Basking Ridge, New Jersey 07920 (together with his heirs and assigns, hereinafter referred to as the "Lender").

                          RECITALS OF FACT AND PURPOSE:

     A. Pursuant to a certain Loan and Security Agreement dated as of April 4, 1996 (hereinafter referred to as the "Agreement"), the Lender provided Borrower with a loan in the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) (the "Loan").

     B. The Loan is presently evidenced by a certain Promissory Note dated April 4, 1996, in the principal amount of $600,000.00.

     C . The parties have agreed that the maturity date under the Agreement be changed from December 31, 1996 to November 30, 1996.

     NOW, THEREFORE, in consideration of the foregoing recitals of fact and the mutual promises and covenants set forth herein, and the payment of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged. and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Capitalized terms used but not specifically defined in this Amendment shall have the meanings ascribed to them in the Agreement, unless a different meaning is clearly required by the context hereof.

     2. The definition of "Termination Date" shall be amended to state "Termination Date shall mean the earlier of November 30, 1996 or the date of the Lender's written notice to the Borrower that a Default or Event of Default has occurred under any of the Loan Documents".

     3. Section 2.1(a) of the Agreement is hereby amended by the deletion therefrom of all references to the date "December 1, 1996," and the replacement thereof by references to the date "November 1, 1996."

     4. Section 2.1(b) of the Agreement is hereby amended by the deletion therefrom of all references to the date "December 31, 1996," and the replacement thereof by references to the date "November 30, 1996."

     5. From and after the execution hereof, all references to the "Loan and Security Agreement" or the "Agreement," whether or not defined as such, in the Agreement or in any of the Loan Documents, shall be deemed to be references to the Loan and Security Agreement, as amended by this Amendment.

     6. This Amendment has been duly executed and validly delivered by the parties hereto, and constitutes the legal, valid, and binding obligations of the parties hereto enforceable against them in accordance with its terms.

     7. Except to the extent inconsistent with this Amendment (in which case the terms and provisions hereof shall prevail), the terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

                                             NATURAL GAS VEHICLE SYSTEMS INC.


                                             By: /s/ John Bacon
                                                -----------------------------
                                                     John Bacon, President

                                             PAUL S. DOPP

                                             /s/ Paul S. Dopp
                                             --------------------------------

                                  AMENDMENT TO
                                 PROMISSORY NOTE

     THIS AMENDMENT TO PROMISSORY NOTE (hereinafter referred to as the "Amendment") is made and entered into as of the 1st day of July, 1996, by NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware Corporation, whose principal place of business is located at 5580 Cherry Avenue, Long Beach, California 90805 (together with its successors and assigns, hereinafter referred to as the "Borrower") for the benefit of PAUL S. DOPP, (together with his heirs and assigns, hereinafter referred to as the "Lender") residing at 58 Lyons Place, Basking Ridge, New Jersey 07920.

                          RECITALS OF FACT AND PURPOSE

     A. Pursuant to a certain Loan and Security Agreement dated as of April 4, 1996, the Lender provided Borrower with a loan in the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000) (the "Loan").

     B. The Loan is presently evidenced by a certain Promissory Note dated April 4, 1996, in the principal amount of $600,000 (the "Note").

     C. The parties have agreed that the maturity date under the Note be changed from December 31, 1996 to November 30, 1996.

     NOW, THEREFORE, in consideration of the foregoing recitals of fact and the mutual promises and covenants set forth hereinafter and the payment by the Borrower to the Lender of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     1. Capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Term Note, unless a different meaning is clearly required by the context hereof.

     2. Paragraph A of the Note is hereby amended by the deletion therefrom of all references to the date "December 1, 1996", and the replacement thereof by references to the date "November 1, 1996".

     3. Paragraph B of the Note is hereby amended by the deletion therefrom of all references to the date "December 31, 1996", and the replacement thereof of references to the date "November 30, 1996".

     4. Except to the extent expressly amended hereby (in which case, the terms of this amendment shall prevail), the various terms of provisions of the Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment on the day and year first written above.

                                             NATURAL GAS VEHICLE SYSTEMS INC.


                                             By: /s/ John Bacon
                                                 ----------------------------
                                                 John Bacon, President


                                                 PAUL S. DOPP


                                                 /s/ Paul S. Dopp
                                                 ----------------------------